SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Unified Series Trust

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Unified Series Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Important Proxy Materials

PLEASE CAST YOUR VOTE TODAY

Dear Shareholder:

The Board of Trustees of Unified Series Trust (the “Trust”), an open-end investment management company organized as an Ohio business trust, has called a Special Meeting of Shareholders (the “Meeting”) of the Dean Small Cap Value Fund, Dean Mid Cap Value Fund, and Dean Equity Income Fund (each a “Fund” and together the “Funds”), to be held at 11:00 a.m., Eastern Time, on February 1, 2024 at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, for the following purposes:

1.	To approve a new investment management agreement between the Trust, on behalf of the Dean Small Cap Value Fund (the “Small Cap Fund”), and Dean Investment Associates, LLC (“DIA”);

2. To approve a new investment management agreement between the Trust, on behalf of the Dean Mid Cap Value Fund (the “Mid Cap Fund”), and DIA;

3. To approve a new investment management agreement between the Trust, on behalf of the Dean Equity Income Fund (the “Equity Income Fund”), and DIA;

4. To approve a new sub-advisory agreement between DIA and Dean Capital Management, LLC (“DCM”) for the Small Cap Fund;

5. To approve a new sub-advisory agreement between DIA and DCM for the Mid Cap Fund; and

6. To approve a new sub-advisory agreement between DIA and DCM for the Equity Income Fund.

Only shareholders of record at the close of business on December 15, 2023 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about December 27, 2023.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received no later than January 31, 2024.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,
•	By telephone, using the toll-free number listed on the proxy card,
•	By mail, using the enclosed proxy card -- be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or
•	In person at the shareholder meeting on February 1, 2024.

We encourage you to vote by telephone or online using the control number that appears on the enclosed proxy card. Use of telephone and online voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

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We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call Okapi Partners LLC, our proxy solicitation firm, toll-free at 1 (844) 343-2643.

Sincerely,

Martin R. Dean

President

December 20, 2023

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IMPORTANT INFORMATION

You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q:  What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on February 1, 2024 (the “Meeting”)?

A:  At the Meeting, shareholders of the Dean Small Cap Value Fund (the “Small Cap Fund”) will vote on proposals (“Proposal 1”) to approve a new investment management agreement (the “New Small Cap Management Agreement”) between the Trust, on behalf of the Small Cap Fund and Dean Investment Associates, LLC (“DIA”) and (“Proposal 4”) to approve a new sub-advisory agreement (the “New Small Cap Sub-Advisory Agreement”) between DIA, on behalf of the Small Cap Fund, and Dean Capital Management, LLC (“DCM”); shareholders of the Dean Mid Cap Value Fund (the “Mid Cap Fund”) will vote on a proposal (“Proposal 2”) to approve a new investment management agreement (the “New Mid Cap Management Agreement”) between the Trust, on behalf of the Mid Cap Fund and DIA and (“Proposal 5”) to approve a new sub-advisory agreement (the “New Mid Cap Sub-Advisory Agreement”) between DIA, on behalf of the Mid Cap Fund, and DCM; and shareholders of the Dean Equity Income Fund (the “Equity Income Fund”) will vote on a proposal (“Proposal 3”) to approve a new investment management agreement (the “New Equity Income Management Agreement”) between the Trust, on behalf of the Equity Income Fund and DIA and (“Proposal 6”) to approve a new sub-advisory agreement (the “New Equity Income Sub-Advisory Agreement”) between DIA, on behalf of the Equity Income Fund, and DCM. The New Small Cap Management Agreement, New Mid Cap Management Agreement, and New Equity Income Management Agreement are each referred to as a “New Management Agreement” and collectively, the “New Management Agreements.” The New Small Cap Sub-Advisory Agreement, New Mid Cap Sub-Advisory Agreement, and New Equity Income Sub-Advisory Agreement are each referred to as a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements.”

Q:  Why are shareholders being asked to approve the Proposals?

A:  DIA currently serves as the interim investment adviser to each Fund under separate interim investment management agreements between the Trust, on behalf of the respective Fund, and DIA (each an “Interim Management Agreement”). DCM currently serves as the interim sub-adviser to the Funds under separate interim sub-advisory agreements between DIA, on behalf of the respective Fund, and DCM (each an “Interim Sub-Advisory Agreement”). Prior to October 24, 2023, DIA served as the investment adviser to each Fund under separate investment management agreements between the Trust, on behalf of the respective Fund, and DIA (each, a “Prior Management Agreement”) and DCM served as the sub-adviser under separate sub-advisory agreements (each a, “Prior Sub-Advisory Agreement”) between DIA, on behalf of each Fund, and DCM.

DIA is owned and controlled by C.H. Dean, LLC. The C.H. Dean Companies, LLC (the “CHD Companies”) holds the controlling interest in C.H. Dean, LLC. Until October 24, 2023, 30% of the CH Dean Companies was owned by Dennis D. Dean Trust dated 7/25/23 (the “DD Trust”), 30% by Terence M. Dean Trust dated 2/24/16 (the “TD Trust”), 20% by Stephen M. Miller, 10% by Pamala J. Miller, and 10% by Debra E. Rindler. Upon the passing of Terence M. Dean on October 24, 2023, the TD Trust became an irrevocable trust, and Stephen M. Miller became the trustee of the TD Trust. Dennis D. Dean subsequently passed away on October 28, 2023, and the DD Trust became an irrevocable trust, and Stephen M. Miller became trustee of the DD Trust.

After the general administration of the TD Trust is complete, a sub-trust will own the TD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the TD Trust and the current beneficiaries will remain the same. Terence M. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue to serve as the trustee of the sub-trust and Pamala J. Miller as the successor trustee. After the general administration of the DD Trust is complete, a sub-trust will own the DD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the DD Trust and the current beneficiaries will remain the same. Dennis D. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue to serve as the trustee of the sub-trust and Pamala J. Miller as the successor trustee.

Under the Investment Company Act of 1940 (the “1940 Act”), Terence M. Dean’s passing on October 24, 2023, resulted in a change of control of DIA and DCM and an assignment of each Prior Management Agreement and Prior Sub-Advisory Agreement. This is because a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between that investment adviser and a registered investment company to be “assigned,” which in turn results in the automatic termination of the investment advisory agreement. Likewise, a change in control of a sub-adviser to a registered investment company results in the automatic termination of the sub-advisory agreement between the investment adviser and the sub-adviser. In order for DIA and DCM to continue to provide investment management services to the Funds, shareholders are required by the 1940 Act to approve the New Management Agreement and New Sub-Advisory Agreement, respectively, with respect to each Fund.

Q:  Has the Board of Trustees of the Trust (the “Board”) approved the Proposals?

A:  Yes. At an in-person meeting of the Board held on November 14, 2023, the Board unanimously approved the New Management Agreement for each Fund and the New Sub-Advisory Agreement for each Fund, subject to approval by each Fund’s respective shareholders.

Q: How does the Board recommend that I vote?

A: The Board recommends that you vote FOR Proposal 1 to approve the New Small Cap Management Agreement; FOR Proposal 2 to approve the New Mid Cap Management Agreement; FOR Proposal 3 to approve the New Equity Income Management Agreement; FOR Proposal 4 to approve the New Small Cap Sub-Advisory Agreement; FOR Proposal 5 to approve the New Mid Cap Sub-Advisory Agreement; and FOR Proposal 6 to approve the New Equity Income Sub-Advisory Agreement.

Q: If the Prior Management Agreements and Prior Sub-Advisory Agreement terminated on October 24, 2023, how are the Funds currently being managed?

A: At a meeting of the Board held on November 14, 2023, the Board approved separate Interim Management Agreements between the Trust, on behalf of each Fund, and DIA, and separate Interim Sub-Advisory Agreements between DIA, on behalf of each Fund, and DCM (collectively, the “Interim Agreements”) to take effect on the termination of the Prior Management Agreements and Prior Sub-Advisory Agreements. Pursuant to the Interim Agreements, DIA and DCM, respectively, will continue to provide advisory services to the Funds, as applicable, until the earlier of: (i) the date on which a Fund’s shareholders approve the applicable New Management Agreement between the Trust, on behalf of the respective Fund, and DIA, and shareholders of a Fund approve the applicable New Sub-Advisory Agreement between DIA and DCM; or (ii) one-hundred fifty (150) days from October 24, 2023 (i.e., the date the Prior Management Agreements and Prior Sub-Advisory Agreements terminated). Except for the commencement date and limited term of 150 days, each Interim Agreement is identical in all material respects to its respective Prior Management Agreement or Prior Sub-Advisory Agreement.

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Q:  Why is the Board recommending that shareholders approve the Proposals?

A:  If shareholders of a Fund do not approve the New Management Agreement, then DIA will not be permitted to serve as that Fund’s investment adviser after the expiration of the Interim Management Agreement, and the Board will have to consider other alternatives for such Fund, including again seeking approval by shareholders of the Fund of the New Management Agreement or seeking approval of a different investment advisory agreement, allowing DIA to manage the Fund at cost for a temporary period, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, and the possible liquidation and closing of the Fund. Similarly, if shareholders of a Fund do not approve the New Sub-Advisory Agreement, then DCM will not be permitted to serve as the Fund’s sub-adviser after the expiration of the Interim Sub-Advisory Agreement, and the Board will have to consider other alternatives for such Fund. To avoid interruption to the management and operations of any Fund and to avoid additional costs to any Fund for seeking alternatives, the Board is recommending that shareholders of each Fund approve the Proposals such that DIA and DCM can continue to provide investment advisory and sub-advisory services to the Funds.

Q:  How will the approval of the Proposals affect the management and operations of the Funds?

A:  The Funds’ investment objectives and investment strategies will not change as a result of the New Management Agreements or New Sub-Advisory Agreements. In addition, the change in control did not result in any personnel change in DIA’s or DCM’s management and investment teams serving the Funds. Dennis D. Dean and Terence M. Dean were not involved in the day to day management of the Funds. Accordingly, the approval of the Proposals is not expected to affect the management and operations of the Funds.

Q:  How will the approval of the Proposals affect the expenses of the Funds?

A:  The approval of the New Management Agreement will not increase the management fee rates at which DIA will be compensated by that Fund and will not increase such Fund’s operating expense ratio. In addition, the approval of the New Management Agreements will not result in any change in the fee waivers and/or expense reimbursements that are currently provided by DIA with respect to a Fund. The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by DIA.

Q:  What are the primary reasons for the retention of DIA as the investment adviser to the Funds and the retention of DCM as the sub-adviser to the Funds?

A:  The Board weighed a number of factors in reaching its decision to approve the New Management Agreements and New Sub-Advisory Agreements, including, without limitation, the history, reputation, and resources of DIA and DCM, performance results achieved by DIA and DCM for their clients, including the Funds, quality of services provided by DIA and DCM, and the fact that the change in control is not expected to result in any personnel change in DIA’s or DCM’s management and investment teams serving the Funds. The Board also considered that the investment management fees paid to DIA by the Funds pursuant to the New Management Agreements, which are consistent with the current management fees, and that the fee waivers and/or expense reimbursements currently provided by DIA for the Funds will remain unchanged. Additional details regarding factors considered by the Board in approving each New Management Agreement can be found in the “Evaluation by the Board of Trustees” section of each Proposal in the enclosed Proxy Statement.

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Q:  Are there any material differences between the Prior Management Agreements, Interim Management Agreements, and the New Management Agreements?

A:  No. There are no material differences between any such agreements other than their respective commencement and termination dates. The New Management Agreements will each have an initial term of two years.

Q:  Are there any material differences between the Prior Sub-Advisory Agreements, Interim Sub-Advisory Agreements, and the New Sub-Advisory Agreements?

A:  No. There are no material differences between any such agreements other than their respective commencement and termination dates. The New Sub-Advisory Agreements will each have an initial term of two years.

Q:  May I revoke my proxy?

A:  Yes. You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q:  How do I vote?

A:  If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q:  When should I vote?

A: Please vote as soon as possible. You may submit your vote at any time before the date of the Meeting. Representatives of DIA, DCM, and Okapi Partners LLC, a firm authorized by DIA to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Q:  Whom should I call for additional information about the Proxy Statement?

A: If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call Okapi Partners LLC toll-free at 1 (844) 343-2643.

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Unified Series Trust

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 1, 2024

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Unified Series Trust (the “Trust”) on behalf of the Dean Mid Cap Value Fund (the “Mid Cap Fund”), Dean Small Cap Value Fund (the “Small Cap Fund”), and Dean Equity Income Fund (the Equity Income Fund”) (each a “Fund” and collectively the “Funds”) for use at the special meeting of shareholders, to be held at the offices of Ultimus Fund Services, LLC (“Ultimus”), the Trust’s administrator, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on February 1, 2024 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about December 27, 2023. Only shareholders of record at the close of business on December 15, 2023 (the “Record Date”) will be entitled to vote at the Meeting. The principal offices of the Trust are located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The shareholders of the applicable Fund, as indicated below, are being asked to consider the following proposals:

1. To approve a new investment management agreement between the Trust, on behalf of the Small Cap Fund, and Dean Investment Associates, LLC (“DIA”);

2. To approve a new investment management agreement between the Trust, on behalf of the Mid Cap Fund, and DIA;

3. To approve a new investment management agreement between the Trust, on behalf of the Equity Income Fund, and DIA;

4. To approve a new sub-advisory agreement between DIA, on behalf of the Small Cap Fund, and Dean Capital Management, LLC (“DCM”);

5. To approve a new sub-advisory agreement between DIA, on behalf of the Mid Cap Fund, and DCM; and

6. To approve a new sub-advisory agreement between DIA, on behalf of the Equity Income Fund, and DCM.

Shareholders of the Small Cap Fund will vote on Proposal 1 and Proposal 4; Shareholders of the Mid Cap Fund will vote on Proposal 2 and Proposal 5; and Shareholders of the Equity Income Fund will vote separately on Proposal 3 and Proposal 6. Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Small Cap Fund is required for the approval of Proposal 1, an affirmative vote of the holders of a majority of the outstanding voting shares of the Mid Cap Fund is required for the approval of Proposal 2, an affirmative vote of the holders of a majority of the outstanding voting shares of the Equity Income Fund is required for the approval of Proposal 3, an affirmative vote of the holders of a majority of the outstanding shares of the Small Cap Fund is required for the approval of Proposal 4, an affirmative vote of the holders of a majority of the outstanding voting shares of the Mid Cap Fund is required for the approval of Proposal 5, an affirmative vote of the holders of a majority of the outstanding voting shares of the Equity Income Fund is required for the approval of Proposal 6. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund, whichever is less.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A Shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

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Okapi Partners LLC (“Okapi”) will solicit proxies for the Meeting. Okapi is responsible for printing proxy cards, mailing proxy material to Shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The cost of these services is expected to be approximately $86,000 and will be paid by DIA.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust, DIA, or DCM. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. DIA has agreed to reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:	APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN UNIFIED SERIES TRUST AND DEAN INVESTMENT ASSOCIATES, LLC ON BEHALF OF THE DEAN SMALL CAP VALUE FUND

Background

You are receiving this Proxy Statement because the prior investment management agreement between Unified Series Trust (the “Trust”), on behalf of the Dean Small Cap Value Fund (the “Fund”), and Dean Investment Associates, LLC (“DIA” or the “Adviser”) (the “Prior Management Agreement”), automatically terminated on October 24, 2023 due to the event described below. DIA currently serves as the interim investment adviser to the Fund under an Interim Management Agreement between the Trust and DIA, on behalf of the Fund (the “Interim Agreement”). The primary purpose of this proposal is to approve DIA to continue to serve as investment adviser to the Fund. To do so, the Trustees are requesting that the Fund’s shareholders approve a new investment management agreement between the Trust and DIA, on behalf of the Fund (the “New Management Agreement”). Approval of the New Management Agreement will not increase management fees paid by the Fund. Except for the commencement dates, terms, and renewal dates, the New Management Agreement is identical in all material respects to the Prior Management Agreement and the Interim Agreement that it will replace. The anticipated effective date of the New Management Agreement is described in more detail below.

DIA, located at 3500 Pentagon Blvd., Beavercreek, Ohio 45431 serves as investment adviser to the Fund. DIA is a registered investment adviser and the money management arm of C.H. Dean, LLC, a privately held investment management and financial services firm. DIA is a value manager with a strong commitment to the principles of value investing. DIA, together with C.H. Dean, LLC, has been advising individual, institutional and corporate clients since 1972. For over 50 years, DIA has adhered to a conservative, value investing philosophy. As of September 30, 2023, the firm managed approximately $796 million for clients worldwide.

Prior to October 24, 2023, DIA served as the investment adviser to the Fund under the Prior Management Agreement. DIA is owned and controlled by C.H. Dean, LLC. The C.H. Dean Companies, LLC (the “CHD Companies”) holds the controlling interest in C.H. Dean, LLC. Until October 24, 2023, 30% of the CH Dean Companies was owned by Dennis D. Dean Trust dated 7/25/23 (the “DD Trust”), 30% by Terence M. Dean Trust dated 2/24/16 (the “TD Trust”), 20% by Stephen M. Miller, 10% by Pamala J. Miller, and 10% by Debra E Rindler. Upon the passing of Terence M. Dean on October 24, 2023, the TD Trust became an irrevocable trust, and Stephen M. Miller became the trustee of the TD Trust. Dennis D. Dean subsequently passed away on October 28, 2023, and the DD Trust became an irrevocable trust, and Stephen M. Miller became trustee of the DD Trust. Dennis D. Dean was also a Director of Dean Investment Associates, LLC at the time of his passing and both Dennis and Terence served on the Board of Managers of the CHD Companies. The current Board of Managers is Stephen M. Miller, Pamala J. Miller, and Debra E Rindler.

After the general administration of the TD Trust is complete, a sub-trust will own the TD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the TD Trust and the current beneficiaries will remain the same. Terence M. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue to serve as the trustee of the sub-trust and Pamala J. Miller as the successor trustee.

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After the general administration of the DD Trust is complete, a sub-trust will own the DD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the DD Trust and the current beneficiaries will remain the same. Dennis D. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue to serve as the trustee of the sub-trust and Pamala J. Miller as the successor trustee.

Terence M. Dean’s passing on October 24, 2023, resulted in a change of control of DIA, which caused an assignment of the Prior Management Agreement. Under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940, as amended, an assignment of an investment advisory agreement results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Accordingly, the assignment resulted in the automatic termination of the Prior Management Agreement. The 1940 Act requires that advisory agreements, such as the New Management Agreement, be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, the Fund’s shareholders are being asked to approve the proposed New Management Agreement. The assignment did not result in any changes to the Fund’s investment objectives, principal strategies or risks, and the portfolio managers and officers remain the same. Further, the Adviser believes that the transaction has not, and will not, result in any interruption in or decrease in the quality of the services provided to the Fund. Dean Capital Management, LLC (“DCM”) serves as the investment sub-adviser to the Fund and will continue as the Fund’s sub-adviser assuming shareholders approve the new sub-advisory agreement (Proposal 4). The interim sub-advisory agreement between the Adviser and DCM, on behalf of the Fund, will be replaced by a new sub-advisory agreement and will be identical in all material respects to the prior sub-advisory agreement and interim sub-advisory agreement except for the commencement dates, terms, and renewal dates.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on November 14, 2023, the Board, including a majority of the Trustees who are not interested persons of the Trust or the Adviser (“Independent Trustees”), unanimously approved the Interim Agreement, as permitted by Rule 15a-4 under the 1940 Act, to take effect upon the assignment on October 24, 2023. Pursuant to the Interim Agreement, the Adviser will continue to provide advisory services to the Fund, as applicable, until the earlier of: (i) the date on which the Fund’s shareholders approve the New Management Agreement; or (ii) one-hundred fifty (150) days from October 24, 2023. Except for the commencement date and limited term of 150 days, the Interim Agreement is otherwise identical in all material respects to the Prior Management Agreement.

At a meeting of the Board held on November 14, 2023, the Board, including a majority of the Independent Trustees, also unanimously approved the New Management Agreement for the Fund, to take effect upon shareholder approval.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only if two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the events that caused a change in control.

The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board meets this requirement and will continue to meet it for the period required.

The Management Agreement

The Board most recently renewed the Prior Management Agreement at a meeting held on November 14, 2022. For the fiscal year ended March 31, 2023, the Adviser was entitled to receive an annual management fee equal to 0.90% of the average daily net assets of the Fund and earned the following amount of management fees under the Prior Management Agreement:

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Fund	Management Fee Earned
Dean Small Cap Value Fund	$1,697,866
Total:	$1,697,866

The Adviser has contractually agreed to waive its management fee and, to the extent necessary, reimburse certain Fund operating expenses, so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended ; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers), do not exceed 1.25% of the Fund’s average daily net assets. The contractual agreement is currently in place through July 31, 2024 and may not be terminated prior to that date except by the Board upon sixty days’ written notice to the Adviser. Each waiver/expense payment by the Adviser for the Fund is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such reimbursement can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. During the fiscal year ended March 31, 2023, the Adviser did not waive any fees (i.e., received fees equal to 0.90% of the average daily net assets of the Fund).

Under the terms of the Interim Agreement and New Management Agreement, the Adviser is entitled to receive an annual fee equal to the following percentage of the average daily net assets of the Fund (which fees are equal to the fees that the Adviser was entitled to receive under the Prior Management Agreement):

Fund	Annual Fee
Dean Small Cap Value Fund	0.90%

For such compensation, the Adviser, at its expense, continuously furnishes an investment program for the Fund, the Adviser is primarily responsible for managing the Fund’s investments and providing a continuous investment program for the Fund, subject to the supervision of the Board.

Subject to shareholder approval, the Trust will enter into the New Management Agreement with the Adviser. If the New Management Agreement with the Adviser is not approved by shareholders of the Fund, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new management agreement.

The New Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Management Agreement automatically terminates on assignment and is terminable upon 60 days’ written notice by either party.

The New Management Agreement, like the Prior Management Agreement and Interim Agreement, provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, negligence or reckless disregard or violation of any applicable law. The New Management Agreement is attached as Exhibit A and is similar in all material respects to the Prior Management Agreement, except for the date of its execution, term, effectiveness, and expiration. You should read the New Management Agreement. The description in this Proxy Statement of the New Management Agreement is only a summary.

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Information Concerning The Adviser

DIA, an Ohio limited liability company located at 3500 Pentagon Blvd., Suite 200, Beavercreek, Ohio 45431 serves as the Fund’s investment adviser. Under the terms of the Management Agreement with the Trust, DIA is primarily responsible for managing the Funds’ investments and providing a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies, subject to the supervision of the Board. The names and principal occupations of the principal executive officers and directors of DIA as of the date of this Proxy are set forth below. The address of each listed individual is c/o Dean Investment Associates, LLC, 3500 Pentagon Blvd., Suite 200, Beavercreek, Ohio 45431.

Name:	Principal Occupation:
Stephen M. Miller	President and CEO
Debra E. Rindler	Secretary, Treasurer, Chief Compliance Officer, and Chief Financial Officer
Pamala J. Miller	Vice President, Chief Operating Officer

As of the date of this Proxy, DIA is owned and controlled by C.H. Dean, LLC. The CHD Companies holds the controlling interest in C.H. Dean, LLC. In turn, the DD Trust and TD Trust each own a 30% interest in the CHD Companies. Stephen M. Miller is the trustee of DD Trust and TD Trust.

After the general administration of the DD Trust is complete, a sub-trust will own the DD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the DD Trust and the current beneficiaries will remain the same. Dennis D. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee and Pamala J. Miller as the successor trustee.

After the general administration of the TD Trust is complete, a sub-trust will own the TD Trust’s interest in CHD Companies, such sub-trust being governed by the same agreement governing the TD Trust and the current beneficiaries will remain the same. Terence M. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee and Pamala J. Miller as the successor trustee.

Evaluation by the Board of Trustees

The Board’s deliberations and the information on which its conclusions were based are summarized below.

The Board requested, and DIA and DCM, as appropriate, provided, information and data relating to: (i) the investment performance of the Small Cap Fund, DIA, and DCM; (ii) the nature, extent and quality of the services provided by DIA and DCM to the Small Cap Fund; (iii) the cost of the services to be provided and the profits to be realized by DIA and DCM and their affiliates from the relationship with the Small Cap Fund; (iv) the extent to which economies of scale will be realized as the Small Cap Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of the Small Cap Fund’s shareholders.

Nature, Extent and Quality of the Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that DIA and DCM provide to the Funds, which include, but are not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of DCM’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at DIA and DCM who provide services to the Funds. The Trustees also considered the favorable compliance report from the Trust CCO. The Trustees then reviewed the services provided by DIA in its oversight of DCM, noting that the two investment advisers are affiliated. The Trustees agreed that the work of DIA is not duplicative of DCM and that each is responsible for a significant amount of work on behalf of the Funds. The Trustees agreed that the change in control did not result in any personnel change in DIA’s or DCM’s management and investment teams serving the Funds, and that they did not expect it to result in any change to the quality of services being provided. The Trustees concluded that they continue to be impressed with the nature, extent, and quality

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of investment management services provided by each of DIA and DCM to the Funds and their commitment to value investing.

Performance. The Trustees next reviewed and discussed the Funds’ performance for periods ended September 30, 2023. The Trustees observed that the Small Cap Fund had outperformed its primary benchmark, the Russell 2000 Value Index, Morningstar category, and peer group over the three-year and five-year periods but had underperformed each over the one-year and since-inception periods. The Trustees also noted that the Small Cap Fund performed comparably to DIA’s separately managed accounts that have similar investment strategies, considering differences in fees and methods of calculating performance. The Trustees considered the Small Cap Fund’s performance to be satisfactory.

Fees and Profitability. The Trustees reviewed fee and expense comparisons for the Small Cap Fund’s Morningstar category. The comparisons indicated that the Small Cap Fund’s management fee and net expense ratio are higher than the medians and averages of its Morningstar category. The Trustees also noted that the management fee and net expense ratio for the Small Cap Fund are comparable to the median of its peer group. The Trustees noted that DIA is continuing the expense limitation agreement through the current expiration date and the Adviser indicated it intends to renew the expense limitation agreement annually for the foreseeable future. The Trustees discussed and considered both the management fee and the sub-advisory fee and noted that that the management fee for the Fund is lower than the highest management fee in a sliding fee scale for DIA’s separately managed accounts.

The Trustees also considered profitability analyses prepared by DIA and DCM for their management of the Fund, which indicated that DIA is earning a profit as a result of managing the Small Cap Fund. The Trustees then considered that DCM is earning a profit both before and after deduction of marketing expenses as a result of managing the Small Cap Fund. The Trustees determined that the profits for DIA in managing the Small Cap Fund were not excessive in light of their respective justifications and the services provided to the Fund.

The Trustees also considered other potential benefits that DIA or DCM may receive in connection with its management of the Funds and noted that DIA utilizes soft dollar credits provided by Bloomberg Tradebook. After considering the above information, the Trustees concluded that the proposed management fee and sub-advisory fee for the Fund represent reasonable compensation in light of the nature and quality of DIA’s and DCM’s respective services to the Fund, the fees paid by competitive mutual funds, and the profitability of DIA’s and DCM’s services to the Fund.

Economies of Scale. In determining the reasonableness of the management fee and sub-advisory fee for the Small Cap Fund, the Trustees also considered the extent to which DIA and DCM will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and DIA’s and DCM’s levels of profitability in managing the Fund, it does not appear that DIA or DCM is realizing benefits from economies of scale in managing the Fund to such an extent that breakpoints should be implemented at this time.

Conclusion. The Board unanimously approved the new Management Agreement subject to shareholder approval and authorized this proxy statement.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE SMALL CAP FUND VOTE “FOR” PROPOSAL 1

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PROPOSAL 2:	APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN UNIFIED SERIES TRUST AND DEAN INVESTMENT ASSOCIATES, LLC ON BEHALF OF THE DEAN MID CAP VALUE FUND

Background

You are receiving this Proxy Statement because the prior investment management agreement between Unified Series Trust (the “Trust”), on behalf of the Dean Mid Cap Value Fund (the “Fund”), and Dean Investment Associates, LLC (“DIA” or the “Adviser”) (the “Prior Management Agreement”), automatically terminated on October 24, 2023 due to the event described below. DIA currently serves as the interim investment adviser to the Fund under an Interim Management Agreement between the Trust and DIA, on behalf of the Fund (the “Interim Agreement”). The primary purpose of this proposal is to approve DIA to continue to serve as investment adviser to the Fund. To do so, the Trustees are requesting that the Fund’s shareholders approve a new investment management agreement between the Trust and DIA, on behalf of the Fund (the “New Management Agreement”). Approval of the New Management Agreement will not increase management fees paid by the Fund. Except for the commencement dates, terms, and renewal dates, the New Management Agreement is identical in all material respects to the Prior Management Agreement and the Interim Agreement that it will replace. The anticipated effective date of the New Management Agreement is described in more detail below.

DIA, located at 3500 Pentagon Blvd., Beavercreek, Ohio 45431 serves as investment adviser to the Fund. DIA is a registered investment adviser and the money management arm of C.H. Dean, LLC, a privately held investment management and financial services firm. DIA is a value manager with a strong commitment to the principles of value investing. DIA, together with C.H. Dean, LLC, has been advising individual, institutional and corporate clients since 1972. For over 50 years, DIA has adhered to a conservative, value investing philosophy. As of September 30, 2023, the firm managed approximately $796 million for clients worldwide.

Prior to October 24, 2023, DIA served as the investment adviser to the Fund under the Prior Management Agreement. DIA is owned and controlled by C.H. Dean, LLC. The C.H. Dean Companies, LLC (the “CHD Companies”) holds the controlling interest in C.H. Dean, LLC. Until October 24, 2023, 30% of the CH Dean Companies was owned by Dennis D. Dean Trust dated 7/25/23 (the “DD Trust”), 30% by Terence M. Dean Trust dated 2/24/16 (the “TD Trust”), 20% by Stephen M. Miller, 10% by Pamala J. Miller, and 10% by Debra E. Rindler. Upon the passing of Terence M. Dean on October 24, 2023, the TD Trust became an irrevocable trust, and Stephen M. Miller became the trustee of the TD Trust. Dennis D. Dean subsequently passed away on October 28, 2023, and the DD Trust became an irrevocable trust, and Stephen M. Miller became trustee of the DD Trust. Dennis D. Dean was also the Director of Dean Investment Associates, LLC at the time of his passing and both Dennis and Terence served on the Board of Managers of the CHD Companies. The current Board of Managers is Stephen M. Miller, Pamala J. Miller, and Debra E Rindler.

After the general administration of the TD Trust is complete, a sub-trust will own the TD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the TD Trust and the current beneficiaries will remain the same. Terence M. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue to serve as the trustee of the sub-trust and Pamala J. Miller as the successor trustee.

After the general administration of the DD Trust is complete, a sub-trust will own the DD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the DD Trust and the current beneficiaries will remain the same. Dennis D. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serve as the trustee of the sub-trust and Pamala J. Miller as the successor trustee.

Terence M. Dean’s passing on October 24, 2023, resulted in a change of control of DIA, which caused an assignment of the Prior Management Agreement. Under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940, as amended, an assignment of an investment advisory agreement results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Accordingly, the assignment resulted in the automatic termination of the Prior Management Agreement. The 1940 Act requires that advisory agreements, such as the New Management Agreement, be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, the Fund’s shareholders are being asked to approve the proposed New Management Agreement. The assignment did not

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result in any changes to the Fund’s investment objectives, principal strategies or risks, and the portfolio managers and officers remain the same. Further, the Adviser believes that the transaction has not, and will not, result in any interruption in or decrease in the quality of the services provided to the Fund. Dean Capital Management, LLC (“DCM”) serves as the investment sub-adviser to the Fund and will continue as the Fund’s sub-adviser assuming shareholders approve the new sub-advisory agreement (Proposal 4). The interim sub-advisory agreement between the Adviser and DCM, on behalf of the Fund, will be replaced by a new sub-advisory agreement and will be identical in all material respects to the prior sub-advisory agreement and interim sub-advisory agreement except for the commencement dates, terms, and renewal dates.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on November 14, 2023, the Board, including a majority of the Trustees who are not interested persons of the Trust or the Adviser (“Independent Trustees”), unanimously approved the Interim Agreement, as permitted by Rule 15a-4 under the 1940 Act, to take effect upon the assignment on October 24, 2023. Pursuant to the Interim Agreement, the Adviser will continue to provide advisory services to the Fund, as applicable, until the earlier of: (i) the date on which the Fund’s shareholders approve the New Management Agreement; or (ii) one-hundred fifty (150) days from October 24, 2023. Except for the commencement date and limited term of 150 days, the Interim Agreement is otherwise identical in all material respects to the Prior Management Agreement.

At a meeting of the Board held on November 14, 2023, the Board, including a majority of the Independent Trustees, also unanimously approved the New Management Agreement for the Fund, to take effect upon shareholder approval.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only if two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the events that caused a change in control.

The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board meets this requirement and will continue to meet it for the period required.

The Management Agreement

The Board most recently renewed the Prior Management Agreement at a meeting held on November 14, 2022. For the fiscal year ended March 31, 2023, the Adviser was entitled to receive an annual management fee equal to 0.75% of the average daily net assets of the Fund and the following amount of management fees under the Prior Management Agreement before any fee waiver:

Fund	Management Fee Earned
Dean Mid Cap Value Fund	$567,956
Total:	$567,956

DIA has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; expenses

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incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers) do not exceed 0.85% of the Fund’s average daily net assets through July 31, 2024. Each waiver/expense payment by DIA is subject to recoupment by DIA from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. This expense limitation agreement may not be terminated prior to July 31, 2024, except by the Board of Trustees upon sixty days’ written notice to DIA. For the fiscal year ended March 31, 2023, DIA waived $172,518 and received fees equal to 0.52% of the Fund’s average daily net assets. Thus, for the fiscal year ended March 31, 2023, DIA earned the following amount of management fees (after waiver):

Fund	Management Fee Earned After Waiver
Dean Mid Cap Value Fund	$395,438
Total:	$395,438

Under the terms of the Interim Agreement and New Management Agreement, the Adviser is entitled to receive an annual fee equal to the following percentage of the average daily net assets of the Fund (which fees are equal to the fees that the Adviser was entitled to receive under the Prior Management Agreement):

Fund	Annual Fee
Dean Mid Cap Value Fund	0.75%

For such compensation, the Adviser, at its expense, continuously furnishes an investment program for the Fund, the Adviser is primarily responsible for managing the Fund’s investments and providing a continuous investment program for the Fund, subject to the supervision of the Board.

Subject to shareholder approval, the Trust will enter into the New Management Agreement with the Adviser. If the New Management Agreement with the Adviser is not approved by shareholders of the Fund, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new management agreement.

The New Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Management Agreement automatically terminates on assignment and is terminable upon 60 days’ written notice by either party.

The New Management Agreement, like the Prior Management Agreement and Interim Agreement, provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, negligence or reckless disregard or violation of any applicable law. The New Management Agreement is attached as Exhibit B and is similar in all material respects to the Prior Management Agreement, except for the date of its execution, term, effectiveness, and expiration. You should read the New Management Agreement. The description in this Proxy Statement of the New Management Agreement is only a summary.

Information Concerning The Adviser

DIA, an Ohio limited liability company located at 3500 Pentagon Blvd., Suite 200, Beavercreek, Ohio 45431 serves as the Fund’s investment adviser. Under the terms of the management agreement with the Trust, DIA is primarily responsible for managing the Funds’ investments and providing a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies, subject to the supervision of the Board. The names and principal occupations of the principal executive officers and directors of DIA as of the date of this Proxy are set forth below. The address of each listed individual is c/o Dean Investment Associates, LLC, 3500 Pentagon Blvd., Suite 200, Beavercreek, Ohio 45431.

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Name:	Principal Occupation:
Stephen M. Miller	President and CEO
Debra E. Rindler	Secretary, Treasurer, Chief Compliance Officer, and Chief Financial Officer
Pamala J. Miller	Vice President, Chief Operating Officer

As of the date of this Proxy, DIA is owned and controlled by C.H. Dean, LLC. The CHD Companies holds the controlling interest in C.H. Dean, LLC. In turn, the DD Trust and TD Trust each own a 30% interest in the CHD Companies. Stephen M. Miller is the trustee of DD Trust and TD Trust.

After the general administration of the DD Trust is complete, a sub-trust will own the DD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the DD Trust and the current beneficiaries will remain the same. Dennis D. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee and Pamala J. Miller as the successor trustee.

After the general administration of the TD Trust is complete, a sub-trust will own the TD Trust’s interest in CHD Companies, such sub-trust being governed by the same agreement governing the TD Trust and the current beneficiaries will remain the same. Terence M. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee and Pamala J. Miller as the successor trustee.

Evaluation by the Board of Trustees

The Board’s deliberations and the information on which its conclusions were based are summarized below.

The Board requested, and DIA and DCM, as appropriate, provided, information and data relating to: (i) the investment performance of the Fund, DIA, and DCM; (ii) the nature, extent and quality of the services provided by DIA and DCM to the Fund; (iii) the cost of the services to be provided and the profits to be realized by DIA and DCM and their affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of the Fund’s shareholders.

Nature, Extent and Quality of the Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that DIA and DCM provide to the Funds, which include, but are not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of DCM’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at DIA and DCM who provide services to the Funds. The Trustees also considered the favorable compliance report from the Trust CCO. The Trustees then reviewed the services provided by DIA in its oversight of DCM, noting that the two investment advisers are affiliated. The Trustees agreed that the work of DIA is not duplicative of DCM and that each is responsible for a significant amount of work on behalf of the Funds. The Trustees agreed that the change in control did not result in any personnel change in DIA’s or DCM’s management and investment teams serving the Funds, and that they did not expect it to result in any change to the quality of services being provided. The Trustees concluded that they continue to be impressed with the nature, extent, and quality of investment management services provided by each of DIA and DCM to the Funds and their commitment to value investing.

Performance. The Trustees next reviewed and discussed the Mid Cap Fund’s performance for periods ended September 30, 2023. The Trustees observed that the Mid Cap Fund had outperformed its primary benchmark, the Russell Midcap Value Index, and peer group over the one-year, three-year, and five-year periods. The Trustees acknowledged that the Mid Cap Fund underperformed the Russell MidCap Value Index and Morningstar category over the since-inception period and performed in line with its peer group over the same period. The Trustees noted that the Mid Cap Fund outperformed its Morningstar category median over the three-year and five-year periods, but underperformed over the one-year and since-inception periods. The Trustees considered that the Mid Cap Fund changed its investment strategy from large cap value to mid-cap value in 2011 and more than ten years has passed since that change. The Trustees also noted that the Fund performed

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comparably to DIA’s separately managed accounts that have similar investment strategies, considering differences in fees and methods of calculating performance. The Trustees considered the Fund’s performance to be satisfactory.

Fee Rate and Profitability. The Trustees reviewed fee and expense comparisons for the Fund’s Morningstar categories. The comparisons indicated that the Mid Cap Fund’s management fee is higher than the median and average of its Morningstar category but that its net expense ratio is slightly lower than the Morningstar category median but higher than the average. The Trustees also noted that the management fee and net expense ratio for the Mid Cap Fund is comparable to the median of its peer group. The Trustees noted that DIA is continuing the expense limitation agreement for the Fund through the current expiration date and the Adviser indicated it intends to renew the expense limitation agreement annually for the foreseeable future. The Trustees discussed and considered both the management fee and the sub-advisory fee and noted that that the management fee for the Fund is lower than the highest management fee in a sliding fee scale for DIA’s separately managed accounts.

The Trustees also considered profitability analyses prepared by DIA and DCM for their management of the Fund, which indicated that DIA is earning a very slight profit as a result of managing the Mid Cap Fund. The Trustees then considered that DCM is not earning a profit as a result of managing the Mid Cap Fund. The Trustees determined that the profits for DCM in managing the Mid Cap Fund were not excessive in light of its justifications and the services provided to the Fund.

The Trustees also considered other potential benefits that DIA or DCM may receive in connection with its management of the Fund and noted that DIA utilizes soft dollar credits provided by Bloomberg Tradebook. After considering the above information, the Trustees concluded that the proposed management fee and sub-advisory fee for the Fund represent reasonable compensation in light of the nature and quality of DIA’s and DCM’s respective services to the Fund, the fees paid by competitive mutual funds, and the profitability of DIA’s and DCM’s services to the Fund.

Economies of Scale. In determining the reasonableness of the management fee and sub-advisory fee for the Fund, the Trustees also considered the extent to which DIA and DCM will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and DIA’s and DCM’s levels of profitability in managing the Fund, it does not appear that DIA or DCM is realizing benefits from economies of scale in managing the Fund to such an extent that breakpoints should be implemented at this time.

Conclusion. The Board unanimously approved the new Management Agreement subject to shareholder approval and authorized this proxy statement.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MID CAP FUND VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3:	APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN UNIFIED SERIES TRUST AND DEAN INVESTMENT ASSOCIATES, LLC ON BEHALF OF THE DEAN EQUITY INCOME FUND

Background

You are receiving this Proxy Statement because the prior investment management agreement between Unified Series Trust (the “Trust”), on behalf of the Dean Equity Income Fund (the “Fund”), and Dean Investment Associates, LLC (“DIA” or the “Adviser”) (the “Prior Management Agreement”), automatically terminated on October 24, 2023 due to the event described below. DIA currently serves as the interim investment adviser to the Fund under an Interim Management Agreement between the Trust and DIA, on behalf of the Fund (the “Interim Agreement”). The primary purpose of this proposal is to approve DIA to continue to serve as investment adviser to the Fund. To do so, the Trustees are requesting that the Fund’s shareholders approve a new investment management agreement between the Trust and DIA, on behalf of the Fund (the “New Management Agreement”). Approval of the New Management Agreement will not increase management fees paid by the Fund. Except for the commencement dates, terms, and renewal dates, the New Management Agreement is identical in all material respects to the Prior Management Agreement and the Interim Agreement that it will replace. The anticipated effective date of the New Management Agreement is described in more detail below.

DIA, located at 3500 Pentagon Blvd., Beavercreek, Ohio 45431 serves as investment adviser to the Fund. DIA is a registered investment adviser and the money management arm of C.H. Dean, LLC, a privately held investment management and financial services firm. DIA is a value manager with a strong commitment to the principles of value investing. DIA, together with C.H. Dean, LLC, has been advising individual, institutional and corporate clients since 1972. For over 50 years, DIA has adhered to a conservative, value investing philosophy. As of September 30, 2023, the firm managed approximately $796 million for clients worldwide.

Prior to October 24, 2023, DIA served as the investment adviser to the Fund under the Prior Management Agreement. DIA is owned and controlled by C.H. Dean, LLC. The C.H. Dean Companies, LLC (the “CHD Companies”) holds the controlling interest in C.H. Dean, LLC. Until October 24, 2023, 30% of the CH Dean Companies was owned by Dennis D. Dean Trust dated 7/25/23 (the “DD Trust”), 30% by Terence M. Dean Trust dated 2/24/16 (the “TD Trust”), 20% by Stephen M. Miller, 10% by Pamala J. Miller, and 10% by Debra E. Rindler. Upon the passing of Terence M. Dean on October 24, 2023, the TD Trust became an irrevocable trust, and Stephen M. Miller became the trustee of the TD Trust. Dennis D. Dean subsequently passed away on October 28, 2023, and the DD Trust became an irrevocable trust, and Stephen M. Miller became trustee of the DD Trust. Dennis D. Dean was also the Director of Dean Investment Associates, LLC at the time of his passing and both Dennis and Terence served on the Board of Managers of the CHD Companies. The Board of Managers is Stephen M. Miller, Pamala J. Miller, and Debra E Rindler.

After the general administration of the TD Trust is complete, a sub-trust will own the TD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the TD Trust and the current beneficiaries will remain the same. Terence M. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue to serve as the trustee of the sub-trust and Pamala J. Miller as the successor trustee.

After the general administration of the DD Trust is complete, a sub-trust will own the DD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the DD Trust and the current beneficiaries will remain the same. Dennis D. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serve as the trustee of the sub-trust and Pamala J. Miller as the successor trustee.

Terence M. Dean’s passing on October 24, 2023, resulted in a change of control of DIA, which caused an assignment of the Prior Management Agreement. Under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940, as amended, an assignment of an investment advisory agreement results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Accordingly, the assignment resulted in the automatic termination of the Prior Management Agreement. The 1940 Act requires that advisory agreements, such as the New Management Agreement, be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, the Fund’s shareholders are being asked to approve the proposed New Management Agreement. The assignment did not

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result in any changes to the Fund’s investment objectives, principal strategies or risks, and the portfolio managers and officers remain the same. Further, the Adviser believes that the transaction has not, and will not, result in any interruption in or decrease in the quality of the services provided to the Fund. Dean Capital Management, Inc. (“DCM”) serves as the investment sub-adviser to the Fund and will continue as the Fund’s sub-adviser assuming shareholders approve the new sub-advisory agreement (Proposal 4). The interim sub-advisory agreement between the Adviser and DCM, on behalf of the Fund, will be replaced by a new sub-advisory agreement and will be identical in all material respects to the prior sub-advisory agreement and interim sub-advisory agreement except for the commencement dates, terms, and renewal dates.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on November 14, 2023, the Board, including a majority of the Trustees who are not interested persons of the Trust or the Adviser (“Independent Trustees”), unanimously approved the Interim Agreement, as permitted by Rule 15a-4 under the 1940 Act, to take effect upon the assignment on October 24, 2023. Pursuant to the Interim Agreement, the Adviser will continue to provide advisory services to the Fund, as applicable, until the earlier of: (i) the date on which the Fund’s shareholders approve the New Management Agreement; or (ii) one-hundred fifty (150) days from October 24, 2023. Except for the commencement date and limited term of 150 days, the Interim Agreement is otherwise identical in all material respects to the Prior Management Agreement.

At a meeting of the Board held on November 14, 2023, the Board, including a majority of the Independent Trustees, also unanimously approved the New Management Agreement for the Fund, to take effect upon shareholder approval.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only if two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the events that caused a change in control.

The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board meets this requirement and will continue to meet it for the period required.

The Management Agreement

The Board most recently renewed the Prior Management Agreement at a meeting held on November 14, 2022. For the fiscal period ended March 31, 2023 (November 22, 2022 (commencement of operations) to March 31, 2023), the Adviser was entitled to receive an annual management fee equal to 0.50% of the average daily net assets of the Fund and the following amount of management fees under the Prior Management Agreement before any fee waiver:

Fund	Management Fee Earned
Dean Equity Income Fund	$72,377
Total:	$72,377

DIA has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; expenses

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incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers) do not exceed 0.70% of the Fund’s average daily net assets through July 31, 2024. Each waiver/expense payment by DIA is subject to recoupment by DIA from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. This expense limitation agreement may not be terminated prior to July 31, 2024, except by the Board of Trustees upon sixty days’ written notice to DIA. For the fiscal period ended March 31, 2023, DIA waived $48,814 (or received fees equal to 0.16% of the Fund’s average daily net assets). Thus, for the fiscal period ended March 31, 2023, DIA earned the following amount of management fees (after waiver):

Fund	Management Fee Earned After Waiver
Dean Equity Income Fund	$23,563
Total:	$23,563

Under the terms of the Interim Agreement and New Management Agreement, the Adviser is entitled to receive an annual fee equal to the following percentage of the average daily net assets of the Fund (which fees are equal to the fees that the Adviser was entitled to receive under the Prior Management Agreement):

Fund	Annual Fee
Dean Equity Income Fund	0.50%

For such compensation, the Adviser, at its expense, continuously furnishes an investment program for the Fund, the Adviser is primarily responsible for managing the Fund’s investments and providing a continuous investment program for the Fund, subject to the supervision of the Board.

Subject to shareholder approval, the Trust will enter into the New Management Agreement with the Adviser. If the New Management Agreement with the Adviser is not approved by shareholders of the Fund, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new management agreement.

The New Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Management Agreement automatically terminates on assignment and is terminable upon 60 days’ written notice by either party.

The New Management Agreement, like the Prior Management Agreement and Interim Agreement, provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, negligence or reckless disregard or violation of any applicable law. The New Management Agreement is attached as Exhibit C and is similar in all material respects to the Prior Management Agreement, except for the date of its execution, term, effectiveness, and expiration. You should read the New Management Agreement. The description in this Proxy Statement of the New Management Agreement is only a summary.

Information Concerning The Adviser

DIA, an Ohio limited liability company located at 3500 Pentagon Blvd., Suite 200, Beavercreek, Ohio 45431 serves as the Fund’s investment adviser. Under the terms of the management agreement with the Trust, DIA is primarily responsible for managing the Funds’ investments and providing a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies, subject to the supervision of the Board. The names and principal occupations of the principal executive officers and directors of DIA as of the date of this Proxy are set forth below. The address of each listed individual is c/o Dean Investment Associates, LLC, 3500 Pentagon Blvd., Suite 200, Beavercreek, Ohio 45431.

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Name:	Principal Occupation:
Stephen M. Miller	President and CEO
Debra E. Rindler	Secretary, Treasurer, Chief Compliance Officer, and Chief Financial Officer
Pamala J. Miller	Vice President, Chief Operating Officer

As of the date of this Proxy, DIA is owned and controlled by C.H. Dean, LLC. The CHD Companies holds the controlling interest in C.H. Dean, LLC. In turn, the DD Trust and TD Trust each own a 30% interest in the CHD Companies. Stephen M. Miller is the trustee of DD Trust and TD Trust.

After the general administration of the DD Trust is complete, a sub-trust will own the DD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the DD Trust and the current beneficiaries will remain the same. Dennis D. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee and Pamala J. Miller as the successor trustee.

After the general administration of the TD Trust is complete, a sub-trust will own the TD Trust’s interest in CHD Companies, such sub-trust being governed by the same agreement governing the TD Trust and the current beneficiaries will remain the same. Terence M. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee and Pamala J. Miller as the successor trustee.

Evaluation by the Board of Trustees

The Board’s deliberations and the information on which its conclusions were based are summarized below.

The Board requested, and DIA and DCM, as appropriate, provided, information and data relating to: (i) the investment performance of the Fund, DIA, and DCM; (ii) the nature, extent and quality of the services provided by DIA and DCM to the Fund; (iii) the cost of the services to be provided and the profits to be realized by DIA, DCM and their affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of the Fund’s shareholders.

Nature, Extent and Quality of the Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that DIA and DCM provide to the Funds, which include, but are not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of DCM’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at DIA and DCM who provide services to the Funds. The Trustees also considered the favorable compliance report from the Trust CCO. The Trustees then reviewed the services provided by DIA in its oversight of DCM, noting that the two investment advisers are affiliated. The Trustees agreed that the work of DIA is not duplicative of DCM and that each is responsible for a significant amount of work on behalf of the Funds. The Trustees agreed that the change in control did not result in any personnel change in DIA’s or DCM’s management and investment teams serving the Funds, and that they did not expect it to result in any change to the quality of services being provided. The Trustees concluded that they continue to be impressed with the nature, extent, and quality of investment management services provided by each of DIA and DCM to the Funds and their commitment to value investing.

Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended September 30, 2023. The Trustees noted that the Equity Income Fund underperformed its peer group, Morningstar category and benchmark for the three-month period and acknowledged that one of the main reasons for underperformance was stock selection in the communications services sector. The Trustees also noted that the Fund performed comparably to DIA’s separately managed accounts that have similar investment strategies, considering differences in fees and methods of calculating performance. The Trustees considered the Fund’s performance to be satisfactory.

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Fee Rate and Profitability. The Trustees discussed the comparative fee and expense information which the Adviser provided with respect to the Fund. The Trustees noted that DIA is continuing the expense limitation agreement for the Fund through the current expiration date and the Adviser indicated it intends to renew the expense limitation agreement annually for the foreseeable future. The Trustees discussed and considered both the management fee and the sub-advisory fee and noted that that the management fee for the Fund is lower than the highest management fee in a sliding fee scale for DIA’s separately managed accounts.

The Trustees further considered DIA’s representation that it is not yet profitable with respect to the Equity Income Fund, and the noted the fact that that the Equity Income Fund is relatively new with just nearly one year of operations.

The Trustees also considered other potential benefits that DIA or DCM may receive in connection with its management of the Funds and noted that DIA utilizes soft dollar credits provided by Bloomberg Tradebook. After considering the above information, the Trustees concluded that the proposed management fee and sub-advisory fee for each Fund represent reasonable compensation in light of the nature and quality of DIA’s and DCM’s respective services to the Funds, the fees paid by competitive mutual funds, and the profitability of DIA’s and DCM’s services to the Funds.

Economies of Scale. In determining the reasonableness of the management fee and sub-advisory fee for the Fund, the Trustees also considered the extent to which DIA and DCM will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund, length of its operations, and DIA’s and DCM’s levels of profitability in managing the Fund, it does not appear that DIA or DCM is realizing benefits from economies of scale in managing the Fund. Therefore, consideration of any breakpoints is premature at this time.

Conclusion. The Board unanimously approved the new Management Agreement subject to shareholder approval and authorized this proxy statement.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE DEAN EQUITY INCOME FUND VOTE “FOR” PROPOSAL 3.

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PROPOSAL 4:	APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN DEAN INVESTMENT ASSOCIATES, LLC ON BEHALF OF THE DEAN SMALL CAP VALUE FUND AND DEAN CAPITAL MANAGEMENT, LLC

Background

You are receiving this Proxy Statement because the prior sub-advisory agreement between Dean Investment Associates, LLC (“DIA” or the “Adviser”), on behalf of the Dean Small Cap Value Fund (the “Fund”), and Dean Capital Management, LLC (“DCM” or the “Sub-Adviser”) (the “Prior Sub-Advisory Agreement”), automatically terminated on October 24, 2023 due to the termination of the Prior Management Agreement for the Fund (as described in Proposal 1) and the change in control of DCM described below. DCM currently serves as the interim sub-adviser to the Fund under an Interim Sub-Advisory Agreement between DIA, on behalf of the Fund, and DCM (the “Interim Agreement”). The primary purpose of this proposal is to approve DCM to continue to serve as investment sub-adviser to the Fund. To do so, the Trustees are requesting that the Fund’s shareholders approve a new investment sub-advisory agreement between the DIA, on behalf of the Fund, and DCM (the “New Sub-Advisory Agreement”). Except for the commencement dates, terms, and renewal dates, the New Sub-Advisory Agreement is identical in all material respects to the Prior Sub-Advisory Agreement and the Interim Agreement that it will replace. The anticipated effective date of the New Sub-Advisory Agreement is described in more detail below.

Prior to October 24, 2023, DCM served as the investment sub-adviser to the Fund under the Prior Sub-Advisory Agreement. DCM, located at 7400 West 130th Street, Suite 350, Overland Park, Kansas 66213, serves as investment sub-adviser to the Fund. DCM is a registered investment adviser and an affiliate of the Adviser, formed in March 2008 to provide portfolio management services to clients of the Adviser. Certain of DCM’s principals previously were employed by the Adviser, including Douglas A. Leach and Kevin E. Laub. DCM is a collaboration among C.H. Dean, LLC, the parent company of the Adviser, the portfolio managers of the Funds, and certain other persons. C.H. Dean, LLC also has a controlling interest in DCM, and The C.H. Dean Companies, LLC (the “CHD Companies”) holds the controlling interest in C.H. Dean, LLC.

Until October 24, 2023, 30% of the CH Dean Companies was owned by Dennis D. Dean Trust dated 7/25/23 (the “DD Trust”), 30% by Terence M. Dean Trust dated 2/24/16 (the “TD Trust”), 20% by Stephen M. Miller, 10% by Pamala J. Miller, and 10% by Debra E. Rindler. Upon the passing of Terence M. Dean on October 24, 2023, the TD Trust became an irrevocable trust, and Stephen M. Miller became the trustee of the TD Trust. Dennis D. Dean subsequently passed away on October 28, 2023, and the DD Trust became an irrevocable trust, and Stephen M. Miller became trustee of the DD Trust.

After the general administration of the TD Trust is complete, a sub-trust will own the TD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the TD Trust and the current beneficiaries will remain the same. Terence M. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue to serve as the trustee of the sub-trust and Pamala J. Miller as the successor trustee.

After the general administration of the DD Trust is complete, a sub-trust will own the DD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the DD Trust and the current beneficiaries will remain the same. Dennis D. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue to serve as the trustee of the sub-trust and Pamala J. Miller as the successor trustee.

Terence M. Dean’s passing on October 24, 2023, resulted in a change of control of DCM and an assignment of the Prior Sub-Advisory Agreement. Pursuant to the terms of the Prior Sub-Advisory Agreement, the agreement also terminated as a result of the assignment of the Prior Management Agreement for the Fund (as described in Proposal 1). Under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940, as amended, an assignment of an investment advisory agreement results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Accordingly, the assignment resulted in the automatic termination of the Prior Sub-Advisory Agreement. The 1940 Act requires that advisory agreements, such as the New Sub-Advisory Agreement, be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, the Fund’s shareholders are being asked to approve the proposed New Sub-Advisory Agreement. The assignment did not result in any changes to the Fund’s investment objectives,

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principal strategies or risks, and the portfolio managers and officers remain the same. Further, the Sub-Adviser believes that the transaction has not, and will not, result in any interruption in or decrease in the quality of the services provided to DIA or the Fund.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on November 14, 2023, the Board, including a majority of the Trustees who are not interested persons of the Trust or the Adviser (“Independent Trustees”), unanimously approved the Interim Agreement, as permitted by Rule 15a-4 under the 1940 Act, that took effect upon the assignment on October 24, 2023. Pursuant to the Interim Agreement, the Sub-Adviser will continue to provide sub-advisory services to the Fund, as applicable, until the earlier of: (i) the date on which the Fund’s shareholders approve the New Sub-Advisory Agreement; or (ii) one-hundred fifty (150) days from October 24, 2023. Except for the commencement date and limited term of 150 days, the Interim Agreement is otherwise identical in all material respects to the Prior Sub-Advisory Agreement.

At a meeting of the Board held on November 14, 2023, the Board, including a majority of the Independent Trustees, also unanimously approved the New Sub-Advisory Agreement for the Fund, to take effect upon shareholder approval.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser (which includes a sub-adviser) occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only if two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the events that caused a change in control.

The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board meets this requirement and will continue to meet it for the period required.

The Sub-Advisory Agreement

The Board most recently renewed the Prior Sub-Advisory Agreement at a meeting held on November 14, 2022. For the fiscal year ended March 31, 2023, DCM was entitled to receive an annual sub-advisory fee from the Adviser equal to 0.60% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2023, DCM received $1,088,993 from the Adviser with respect to the Fund.

Under the terms of the Interim Agreement and New Sub-Advisory Agreement, DCM is entitled to receive an annual sub-advisory fee from the Adviser equal to 0.60% of the average daily net assets of the Fund (which fees are equal to the fees that DCM was entitled to receive under the Prior Sub-Advisory Agreement).

For such compensation, the Sub-Adviser makes investment decisions for the Fund. The Adviser oversees the Sub-Adviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions, subject to the supervision of the Board.

Subject to shareholder approval, DCM will enter into the New Sub-Advisory Agreement with DIA. If the New Sub-Advisory Agreement is not approved by shareholders of the Fund, the Board and the Sub-Adviser will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

The New Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such

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approval, and (b) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement automatically terminates on assignment and is terminable upon 60 days’ written notice by either party.

The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement and Interim Agreement, provides that the Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of negligence, misconduct, or bad faith. The New Sub-Advisory Agreement is attached as Exhibit D and is similar in all material respects to the Prior Sub-Advisory Agreement, except for the date of its execution, term, effectiveness, and expiration. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Information Concerning The Sub-Adviser

DCM, a Kansas limited liability company located at 7450 West 130th Street, Suite 150, Overland Park, Kansas 66213 serves as the Fund’s investment sub-adviser. Under the terms of the sub-advisory agreement, DCM is primarily responsible for making investment decisions for the Fund, subject to the supervision of the Adviser and the Board. The names and principal occupations of the principal executive officers and directors of DCM as of the date of this Proxy are set forth below. The address of each listed individual is c/o Dean Capital Management, LLC, 7450 West 130th Street, Suite 150, Overland Park, Kansas 66213.

Name:	Principal Occupation:
Kevin E. Laub	LLC Member
Douglas A. Leach	LLC Member
Patrick J. Krumm	LLC Member
Steven D. Roth	LLC Member
Stephen M. Miller	LLC Member
Jessica L. Skinner	Chief Compliance Officer

As of the date of this Proxy, C.H. Dean, LLC has a controlling interest in DIA. The CHD Companies holds the controlling interest in C.H. Dean, LLC. In turn, the DD Trust and TD Trust each own a 30% interest in the CHD Companies. Stephen M. Miller is the trustee of DD Trust and TD Trust.

After the general administration of the DD Trust is complete, a sub-trust will own the DD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the DD Trust and the current beneficiaries will remain the same. Dennis D. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee and Pamala J. Miller as the successor trustee.

After the general administration of the TD Trust is complete, a sub-trust will own the TD Trust’s interest in CHD Companies, such sub-trust being governed by the same agreement governing the TD Trust and the current beneficiaries will remain the same. Terence M. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee and Pamala J. Miller as the successor trustee.

Evaluation by the Board of Trustees

The Board’s deliberations and the information on which its conclusions were based are summarized below. The Board reviewed the materials provided by DIA and DCM in advance of the meeting, conferred with representatives prior to the meeting and further reviewed materials at the meeting. The Trustees were assisted by independent legal counsel throughout the review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the sub-advisory agreement.

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Nature, Extent and Quality of the Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that DIA and DCM provide to the Funds, which include, but are not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of DCM’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at DIA and DCM who provide services to the Funds. The Trustees also considered the favorable compliance report from the Trust CCO. The Trustees then reviewed the services provided by DIA in its oversight of DCM, noting that the two investment advisers are affiliated. The Trustees agreed that the work of DIA is not duplicative of DCM and that each is responsible for a significant amount of work on behalf of the Funds. The Trustees agreed that the change in control did not result in any personnel change in DIA’s or DCM’s management and investment teams serving the Funds, and that they did not expect it to result in any change to the quality of services being provided. The Trustees concluded that they continue to be impressed with the nature, extent, and quality of investment management services provided by each of DIA and DCM to the Funds and their commitment to value investing.

Performance. The Trustees next reviewed and discussed the Small Cap Fund’s performance for periods ended September 30, 2023. The Trustees observed that the Fund had outperformed its primary benchmark, the Russell 2000 Value Index, Morningstar category, and peer group over the three-year and five-year periods but had underperformed each over the one-year and since-inception periods. The Trustees also noted that the Small Cap Fund performed comparably to DIA’s separately managed accounts that have similar investment strategies, considering differences in fees and methods of calculating performance. The Trustees considered the Small Cap Fund’s performance to be satisfactory.

Fees and Profitability. The Trustees reviewed fee and expense comparisons for the Small Cap Fund’s Morningstar category. The comparisons indicated that the Small Cap Fund’s management fee and net expense ratio are higher than the medians and averages of its Morningstar category. The Trustees also noted that the management fee and net expense ratio for the Small Cap Fund are comparable to the median of its peer group. The Trustees noted that DIA is continuing the expense limitation agreement for the Fund through the current expiration date and the Adviser indicated it intends to renew the expense limitation agreement annually for the foreseeable future. The Trustees discussed and considered both the management fee and the sub-advisory fee and noted that that the management fee for the Fund is lower than the highest management fee in a sliding fee scale for DIA’s separately managed accounts.

The Trustees also considered profitability analyses prepared by DIA and DCM for their management of the Fund, which indicated that DIA is earning a profit as a result of managing the Small Cap Fund. The Trustees then considered that DCM is earning a profit both before and after deduction of marketing expenses as a result of managing the Small Cap Fund. The Trustees determined that the profits for DIA in managing the Small Cap Fund were not excessive in light of their respective justifications and the services provided to the Fund.

The Trustees also considered other potential benefits that DIA or DCM may receive in connection with its management of the Funds and noted that DIA utilizes soft dollar credits provided by Bloomberg Tradebook. After considering the above information, the Trustees concluded that the proposed management fee and sub-advisory fee for the Fund represent reasonable compensation in light of the nature and quality of DIA’s and DCM’s respective services to the Fund, the fees paid by competitive mutual funds, and the profitability of DIA’s and DCM’s services to the Fund.

Economies of Scale. In determining the reasonableness of the management fee and sub-advisory fee for the Small Cap Fund, the Trustees also considered the extent to which DIA and DCM will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and DIA’s and DCM’s levels of profitability in managing the Fund, it does not appear that DIA or DCM is realizing benefits from economies of scale in managing the Fund to such an extent that breakpoints should be implemented at this time.

Conclusion. The Board unanimously approved the new Sub-Advisory Agreement subject to shareholder approval and authorized this proxy statement.

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THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE DEAN SMALL CAP VALUE FUND VOTE “FOR” PROPOSAL 4.

PROPOSAL 5:	APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN DEAN INVESTMENT ASSOCIATES, LLC ON BEHALF OF THE DEAN MID CAP VALUE FUND AND DEAN CAPITAL MANAGEMENT, LLC

Background

You are receiving this Proxy Statement because the prior sub-advisory agreement between Dean Investment Associates, LLC (“DIA” or the “Adviser”), on behalf of the Dean Mid Cap Value Fund (the “Fund”), and Dean Capital Management, LLC (“DCM” or the “Sub-Adviser”) (the “Prior Sub-Advisory Agreement”), automatically terminated on October 24, 2023 due to the termination of the Prior Management Agreement for the Fund (as described in Proposal 2) and the change in control of DCM described below. DCM currently serves as the interim sub-adviser to the Fund under an Interim Sub-Advisory Agreement between DIA, on behalf of the Fund, and DCM (the “Interim Agreement”). The primary purpose of this proposal is to approve DCM to continue to serve as investment sub-adviser to the Fund. To do so, the Trustees are requesting that the Fund’s shareholders approve a new investment sub-advisory agreement between the DIA, on behalf of the Fund, and DCM (the “New Sub-Advisory Agreement”). Except for the commencement dates, terms, and renewal dates, the New Sub-Advisory Agreement is identical in all material respects to the Prior Sub-Advisory Agreement and the Interim Agreement that it will replace. The anticipated effective date of the New Sub-Advisory Agreement is described in more detail below.

Prior to October 24, 2023, DCM served as the investment sub-adviser to the Fund under the Prior Sub-Advisory Agreement. DCM, located at 7400 West 130th Street, Suite 350, Overland Park, Kansas 66213, serves as investment sub-adviser to the Fund. DCM is a registered investment adviser and an affiliate of the Adviser, formed in March 2008 to provide portfolio management services to clients of the Adviser. Certain of DCM’s principals previously were employed by the Adviser, including Douglas A. Leach and Kevin E. Laub. DCM is a collaboration among C.H. Dean, LLC, the parent company of the Adviser, the portfolio managers of the Funds, and certain other persons. C.H. Dean, LLC also has a controlling interest in DCM, and The C.H. Dean Companies, LLC (the “CHD Companies”) holds the controlling interest in C.H. Dean, LLC.

Until October 24, 2023, 30% of the CH Dean Companies was owned by Dennis D. Dean Trust dated 7/25/23 (the “DD Trust”), 30% by Terence M. Dean Trust dated 2/24/16 (the “TD Trust”), 20% by Stephen M. Miller, 10% by Pamala J. Miller, and 10% by Debra E. Rindler. Upon the passing of Terence M. Dean on October 24, 2023, the TD Trust became an irrevocable trust, and Stephen M. Miller became the trustee of the TD Trust. Dennis D. Dean subsequently passed away on October 28, 2023, and the DD Trust became an irrevocable trust, and Stephen M. Miller became trustee of the DD Trust.

After the general administration of the TD Trust is complete, a sub-trust will own the TD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the TD Trust and the current beneficiaries will remain the same. Terence M. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee of the sub-trust and Pamala J. Miller as the successor trustee.

After the general administration of the DD Trust is complete, a sub-trust will own the DD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the DD Trust and the current beneficiaries will remain the same. Dennis D. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee of the sub-trust and Pamala J. Miller as the successor trustee.

Terence M. Dean’s passing on October 24, 2023, resulted in a change of control of DCM and an assignment of the Prior Sub-Advisory Agreement. Pursuant to the terms of the Prior Sub-Advisory Agreement, the agreement also terminated as a result of the assignment of the Prior Management Agreement for the Fund (as described in Proposal 2). Under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940, as amended, an assignment of an investment advisory agreement results in the automatic termination of the agreement by the agreement’s

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terms as required by the 1940 Act. Accordingly, the assignment resulted in the automatic termination of the Prior Sub-Advisory Agreement. The 1940 Act requires that advisory agreements, such as the New Sub-Advisory Agreement, be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, the Fund’s shareholders are being asked to approve the proposed New Sub-Advisory Agreement. The assignment did not result in any changes to the Fund’s investment objectives, principal strategies or risks, and the portfolio managers and officers remain the same. Further, the Sub-Adviser believes that the transaction has not, and will not, result in any interruption in or decrease in the quality of the services provided to DIA or the Fund.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on November 14, 2023, the Board, including a majority of the Trustees who are not interested persons of the Trust or the Adviser (“Independent Trustees”), unanimously approved the Interim Agreement, as permitted by Rule 15a-4 under the 1940 Act, that took effect upon the assignment on October 24, 2023. Pursuant to the Interim Agreement, the Sub-Adviser will continue to provide sub-advisory services to the Fund, as applicable, until the earlier of: (i) the date on which the Fund’s shareholders approve the New Sub-Advisory Agreement; or (ii) one-hundred fifty (150) days from October 24, 2023. Except for the commencement date and limited term of 150 days, the Interim Agreement is otherwise identical in all material respects to the Prior Sub-Advisory Agreement.

At a meeting of the Board held on November 14, 2023, the Board, including a majority of the Independent Trustees, also unanimously approved the New Sub-Advisory Agreement for the Fund, to take effect upon shareholder approval.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser (which includes a sub-adviser) occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only if two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the events that caused a change in control.

The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board meets this requirement and will continue to meet it for the period required.

The Sub-Advisory Agreement

The Board most recently renewed the Prior Sub-Advisory Agreement at a meeting held on November 14, 2022. For the fiscal year ended March 31, 2023, DCM was entitled to receive an annual sub-advisory fee from the Adviser equal to 0.40% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2023, DCM received $297,645 from the Adviser with respect to the Fund.

Under the terms of the Interim Agreement and New Sub-Advisory Agreement, DCM is entitled to receive an annual sub-advisory fee from the Adviser equal to 0.40% of the average daily net assets of the Fund (which fees are equal to the fees that DCM was entitled to receive under the Prior Sub-Advisory Agreement).

For such compensation, the Sub-Adviser makes investment decisions for the Fund. The Adviser oversees the Sub-Adviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions, subject to the supervision of the Board.

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Subject to shareholder approval, DCM will enter into the New Sub-Advisory Agreement with DIA. If the New Sub-Advisory Agreement is not approved by shareholders of the Fund, the Board and the Sub-Adviser will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

The New Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement automatically terminates on assignment and is terminable upon 60 days’ written notice by either party.

The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement and Interim Agreement, provides that the Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of negligence, misconduct, or bad faith. The New Sub-Advisory Agreement is attached as Exhibit D and is similar in all material respects to the Prior Sub-Advisory Agreement, except for the date of its execution, term, effectiveness, and expiration. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Information Concerning The Sub-Adviser

DCM, a Kansas limited liability company located at 7450 West 130th Street, Suite 150, Overland Park, Kansas 66213 serves as the Fund’s investment sub-adviser. Under the terms of the sub-advisory agreement, DCM is primarily responsible for making investment decisions for the Fund, subject to the supervision of the Adviser and the Board. The names and principal occupations of the principal executive officers and directors of DCM as of the date of this Proxy are set forth below. The address of each listed individual is c/o Dean Capital Management, LLC, 7450 West 130th Street, Suite 150, Overland Park, Kansas 66213.

Name:	Principal Occupation:
Kevin E. Laub	LLC Member
Douglas A. Leach	LLC Member
Patrick J. Krumm	LLC Member
Steven D. Roth	LLC Member
Stephen M. Miller	LLC Member
Jessica L. Skinner	Chief Compliance Officer

As of the date of this Proxy, C.H. Dean, LLC has a controlling interest in DIA. The CHD Companies holds the controlling interest in C.H. Dean, LLC. In turn, the DD Trust and TD Trust each own a 30% interest in the CHD Companies. Stephen M. Miller is the trustee of DD Trust and TD Trust.

After the general administration of the DD Trust is complete, a sub-trust will own the DD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the DD Trust and the current beneficiaries will remain the same. Dennis D. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee and Pamala J. Miller as the successor trustee.

After the general administration of the TD Trust is complete, a sub-trust will own the TD Trust’s interest in CHD Companies, such sub-trust being governed by the same agreement governing the TD Trust and the current beneficiaries will remain the same. Terence M. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee and Pamala J. Miller as the successor trustee.

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Evaluation by the Board of Trustees

The Board’s deliberations and the information on which its conclusions were based are summarized below. The Board reviewed the materials provided by DIA and DCM in advance of the meeting, conferred with representatives prior to the meeting and further reviewed materials at the meeting. The Trustees were assisted by independent legal counsel throughout the review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the sub-advisory agreement.

Nature, Extent and Quality of the Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that DIA and DCM provide to the Funds, which include, but are not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of DCM’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at DIA and DCM who provide services to the Funds. The Trustees also considered the favorable compliance report from the Trust CCO. The Trustees then reviewed the services provided by DIA in its oversight of DCM, noting that the two investment advisers are affiliated. The Trustees agreed that the work of DIA is not duplicative of DCM and that each is responsible for a significant amount of work on behalf of the Funds. The Trustees agreed that the change in control did not result in any personnel change in DIA’s or DCM’s management and investment teams serving the Funds, and that they did not expect it to result in any change to the quality of services being provided. The Trustees concluded that they continue to be impressed with the nature, extent, and quality of investment management services provided by each of DIA and DCM to the Funds and their commitment to value investing.

Performance. The Trustees next reviewed and discussed the Mid Cap Fund’s performance for periods ended September 30, 2023. The Trustees observed that the Mid Cap Fund had outperformed its primary benchmark, the Russell Midcap Value Index, and peer group over the one-year, three-year, and five-year periods. The Trustees acknowledged that the Mid Cap Fund underperformed the Russell MidCap Value Index and Morningstar category over the since-inception period and performed in line with its peer group over the same period. The Trustees noted that the Mid Cap Fund outperformed its Morningstar category median over the three-year and five-year periods, but underperformed over the one-year and since-inception periods. The Trustees considered that the Mid Cap Fund changed its investment strategy from large cap value to mid-cap value in 2011 and more than ten years has passed since that change. The Trustees also noted that the Fund performed comparably to DIA’s separately managed accounts that have similar investment strategies, considering differences in fees and methods of calculating performance. The Trustees considered the Fund’s performance to be satisfactory.

Fee Rate and Profitability. The Trustees reviewed fee and expense comparisons for the Fund’s Morningstar categories. The comparisons indicated that the Mid Cap Fund’s management fee is higher than the median and average of its Morningstar category but that its net expense ratio is slightly lower than the Morningstar category median but higher than the average. The Trustees also noted that the management fee and net expense ratio for the Mid Cap Fund is comparable to the median of its peer group. The Trustees noted that DIA is continuing the expense limitation agreement for the Fund through the current expiration date and the Adviser indicated it intends to renew the expense limitation agreement annually for the foreseeable future. The Trustees discussed and considered both the management fee and the sub-advisory fee and noted that that the management fee for the Fund is lower than the highest management fee in a sliding fee scale for DIA’s separately managed accounts.

The Trustees also considered profitability analyses prepared by DIA and DCM for their management of the Fund, which indicated that DIA is earning a very slight profit as a result of managing the Mid Cap Fund. The Trustees then considered that DCM is not earning a profit as a result of managing the Mid Cap Fund. The Trustees determined that the profits for DCM in managing the Mid Cap Fund were not excessive in light of its justifications and the services provided to the Fund.

The Trustees also considered other potential benefits that DIA or DCM may receive in connection with its management of the Fund and noted that DIA utilizes soft dollar credits provided by Bloomberg Tradebook. After considering the above

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information, the Trustees concluded that the proposed management fee and sub-advisory fee for the Fund represent reasonable compensation in light of the nature and quality of DIA’s and DCM’s respective services to the Fund, the fees paid by competitive mutual funds, and the profitability of DIA’s and DCM’s services to the Fund.

Economies of Scale. In determining the reasonableness of the management fee and sub-advisory fee for the Fund, the Trustees also considered the extent to which DIA and DCM will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and DIA’s and DCM’s levels of profitability in managing the Fund, it does not appear that DIA or DCM is realizing benefits from economies of scale in managing the Fund to such an extent that breakpoints should be implemented at this time.

Conclusion. The Board unanimously approved the new Sub-Advisory Agreement subject to shareholder approval and authorized this proxy statement.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE DEAN MID CAP VALUE FUND VOTE “FOR” PROPOSAL 5.

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PROPOSAL 6:	APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN DEAN INVESTMENT ASSOCIATES, LLC ON BEHALF OF THE DEAN EQUITY INCOME FUND AND DEAN CAPITAL MANAGEMENT, LLC

Background

You are receiving this Proxy Statement because the prior sub-advisory agreement between Dean Investment Associates, LLC (“DIA” or the “Adviser”), on behalf of the Dean Equity Income Fund (the “Fund”), and Dean Capital Management, LLC (“DCM” or the “Sub-Adviser”) (the “Prior Sub-Advisory Agreement”), automatically terminated on October 24, 2023 due to the termination of the Prior Management Agreement for the Fund (as described in Proposal 3) and the change in control of DCM described below. DCM currently serves as the interim sub-adviser to the Fund under an Interim Sub-Advisory Agreement between DIA, on behalf of the Fund, and DCM (the “Interim Agreement”). The primary purpose of this proposal is to approve DCM to continue to serve as investment sub-adviser to the Fund. To do so, the Trustees are requesting that the Fund’s shareholders approve a new investment sub-advisory agreement between the DIA, on behalf of the Fund, and DCM (the “New Sub-Advisory Agreement”). Except for the commencement dates, terms, and renewal dates, the New Sub-Advisory Agreement is identical in all material respects to the Prior Sub-Advisory Agreement and the Interim Agreement that it will replace. The anticipated effective date of the New Sub-Advisory Agreement is described in more detail below.

Prior to October 24, 2023, DCM served as the investment sub-adviser to the Fund under the Prior Sub-Advisory Agreement. DCM, located at 7400 West 130th Street, Suite 350, Overland Park, Kansas 66213, serves as investment sub-adviser to the Fund. DCM is a registered investment adviser and an affiliate of the Adviser, formed in March 2008 to provide portfolio management services to clients of the Adviser. Certain of DCM’s principals previously were employed by the Adviser, including Douglas A. Leach and Kevin E. Laub. DCM is a collaboration among C.H. Dean, LLC, the parent company of the Adviser, the portfolio managers of the Funds, and certain other persons. C.H. Dean, LLC also has a controlling interest in DCM, and The C.H. Dean Companies, LLC (the “CHD Companies”) holds the controlling interest in C.H. Dean, LLC.

Until October 24, 2023, 30% of the CH Dean Companies was owned by Dennis D. Dean Trust dated 7/25/23 (the “DD Trust”), 30% by Terence M. Dean Trust dated 2/24/16 (the “TD Trust”), 20% by Stephen M. Miller, 10% by Pamala J. Miller, and 10% by Debra E. Rindler. Upon the passing of Terence M. Dean on October 24, 2023, the TD Trust became an irrevocable trust, and Stephen M. Miller became the trustee of the TD Trust. Dennis D. Dean subsequently passed away on October 28, 2023, and the DD Trust became an irrevocable trust, and Stephen M. Miller became trustee of the DD Trust.

After the general administration of the TD Trust is complete, a sub-trust will own the TD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the TD Trust and the current beneficiaries will remain the same. Terence M. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee of the sub-trust and Pamala J. Miller as the successor trustee.

After the general administration of the DD Trust is complete, a sub-trust will own the DD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the DD Trust and the current beneficiaries will remain the same. Dennis D. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee of the sub-trust and Pamala J. Miller as the successor trustee.

Terence M. Dean’s passing on October 24, 2023, resulted in a change of control of DCM and an assignment of the Prior Sub-Advisory Agreement. Pursuant to the terms of the Prior Sub-Advisory Agreement, the agreement also terminated as a result of the assignment of the Prior Management Agreement for the Fund (as described in Proposal 3). Under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940, as amended, an assignment of an investment advisory agreement results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Accordingly, the assignment resulted in the automatic termination of the Prior Sub-Advisory Agreement. The 1940 Act requires that advisory agreements, such as the New Sub-Advisory Agreement, be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, the Fund’s shareholders are being asked to approve the proposed New Sub-Advisory Agreement. The assignment did not result in any changes to the Fund’s investment objectives,

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principal strategies or risks, and the portfolio managers and officers remain the same. Further, the Sub-Adviser believes that the transaction has not, and will not, result in any interruption in or decrease in the quality of the services provided to DIA or the Fund.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on November 14, 2023, the Board, including a majority of the Trustees who are not interested persons of the Trust or the Adviser (“Independent Trustees”), unanimously approved the Interim Agreement, as permitted by Rule 15a-4 under the 1940 Act, that took effect upon the assignment on October 24, 2023. Pursuant to the Interim Agreement, the Sub-Adviser will continue to provide sub-advisory services to the Fund, as applicable, until the earlier of: (i) the date on which the Fund’s shareholders approve the New Sub-Advisory Agreement; or (ii) one-hundred fifty (150) days from October 24, 2023. Except for the commencement date and limited term of 150 days, the Interim Agreement is otherwise identical in all material respects to the Prior Sub-Advisory Agreement.

At a meeting of the Board held on November 14, 2023, the Board, including a majority of the Independent Trustees, also unanimously approved the New Sub-Advisory Agreement for the Fund, to take effect upon shareholder approval.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser (which includes a sub-adviser) occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only if two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the events that caused a change in control.

The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board meets this requirement and will continue to meet it for the period required.

The Sub-Advisory Agreement

The Board most recently renewed the Prior Sub-Advisory Agreement at a meeting held on November 14, 2022. For the fiscal period ended March 31, 2023, DCM was entitled to receive an annual sub-advisory fee from the Adviser equal to 0.15% of the average daily net assets of the Fund from $0 to $30,000,000 and 0.35% of the average daily net assets of the Fund above $30,000,000.

For the fiscal period ended March 31, 2023, DCM received $16,269 from the Adviser with respect to the Fund.

Under the terms of the Interim Agreement and New Sub-Advisory Agreement, DCM is entitled to receive an annual sub-advisory fee from the Adviser equal to 0.15% of the average daily net assets of the Fund from $0 to $30,000,000 and 0.35% of the average daily net assets of the Fund above $30,000,000 (which fees are equal to the fees that DCM was entitled to receive under the Prior Sub-Advisory Agreement).

For such compensation, the Sub-Adviser makes investment decisions for the Fund. The Adviser oversees the Sub-Adviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions, subject to the supervision of the Board.

Subject to shareholder approval, DCM will enter into the New Sub-Advisory Agreement with DIA. If the New Sub-Advisory Agreement is not approved by shareholders of the Fund, the Board and the Sub-Adviser will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

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       The New Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement automatically terminates on assignment and is terminable upon 60 days’ written notice by either party.

The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement and Interim Agreement, provides that the Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of negligence, misconduct, or bad faith. The New Sub-Advisory Agreement is attached as Exhibit D and is similar in all material respects to the Prior Sub-Advisory Agreement, except for the date of its execution, term, effectiveness, and expiration. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Information Concerning The Sub-Adviser

DCM, a Kansas limited liability company located at 7450 West 130th Street, Suite 150, Overland Park, Kansas 66213 serves as the Fund’s investment sub-adviser. Under the terms of the sub-advisory agreement, DCM is primarily responsible for making investment decisions for the Fund, subject to the supervision of the Adviser and the Board. The names and principal occupations of the principal executive officers and directors of DCM as of the date of this Proxy are set forth below. The address of each listed individual is c/o Dean Capital Management, LLC, 7450 West 130th Street, Suite 150, Overland Park, Kansas 66213.

Name:	Principal Occupation:
Kevin E. Laub	LLC Member
Douglas A. Leach	LLC Member
Patrick J. Krumm	LLC Member
Steven D. Roth	LLC Member
Stephen M. Miller	LLC Member
Jessica L. Skinner	Chief Compliance Officer

As of the date of this Proxy, C.H. Dean, LLC has a controlling interest in DIA. The CHD Companies holds the controlling interest in C.H. Dean, LLC. In turn, the DD Trust and TD Trust each own a 30% interest in the CHD Companies. Stephen M. Miller is the trustee of DD Trust and TD Trust.

After the general administration of the DD Trust is complete, a sub-trust will own the DD Trust’s interest in the CHD Companies, such sub-trust being governed by the same agreement governing the DD Trust and the current beneficiaries will remain the same. Dennis D. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee and Pamala J. Miller as the successor trustee.

After the general administration of the TD Trust is complete, a sub-trust will own the TD Trust’s interest in CHD Companies, such sub-trust being governed by the same agreement governing the TD Trust and the current beneficiaries will remain the same. Terence M. Dean’s family are the beneficiaries of that sub-trust and Stephen M. Miller will continue serving as the trustee and Pamala J. Miller as the successor trustee.

Evaluation by the Board of Trustees

The Board’s deliberations and the information on which its conclusions were based are summarized below. The Board reviewed the materials provided by DIA and DCM in advance of the meeting, conferred with representatives prior to the meeting and further reviewed materials at the meeting. The Trustees were assisted by independent legal counsel throughout the review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the sub-advisory agreement and the weight to

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be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the sub-advisory agreement.

Nature, Extent and Quality of the Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that DIA and DCM provide to the Funds, which include, but are not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of DCM’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at DIA and DCM who provide services to the Funds. The Trustees also considered the favorable compliance report from the Trust CCO. The Trustees then reviewed the services provided by DIA in its oversight of DCM, noting that the two investment advisers are affiliated. The Trustees agreed that the work of DIA is not duplicative of DCM and that each is responsible for a significant amount of work on behalf of the Funds. The Trustees agreed that the change in control did not result in any personnel change in DIA’s or DCM’s management and investment teams serving the Funds, and that they did not expect it to result in any change to the quality of services being provided. The Trustees concluded that they continue to be impressed with the nature, extent, and quality of investment management services provided by each of DIA and DCM to the Funds and their commitment to value investing.

Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended September 30, 2023. The Trustees noted that the Equity Income Fund underperformed its peer group, Morningstar category and benchmark for the three-month period and acknowledged that one of the main reasons for underperformance was stock selection in the communications services sector. The Trustees also noted that the Fund performed comparably to DIA’s separately managed accounts that have similar investment strategies, considering differences in fees and methods of calculating performance. The Trustees considered the Fund’s performance to be satisfactory.

Fee Rate and Profitability. The Trustees discussed the comparative fee and expense information which the Adviser provided with respect to the Fund. The Trustees noted that DIA is continuing the expense limitation agreement for the Fund through the current expiration date and the Adviser indicated it intends to renew the expense limitation agreement annually for the foreseeable future. The Trustees discussed and considered both the management fee and the sub-advisory fee and noted that that the management fee for the Fund is lower than the highest management fee in a sliding fee scale for DIA’s separately managed accounts.

The Trustees further considered DIA’s representation that it is not yet profitable with respect to the Equity Income Fund, and the noted the fact that that the Equity Income Fund is relatively new with just nearly one year of operations.

The Trustees also considered other potential benefits that DIA or DCM may receive in connection with its management of the Funds and noted that DIA utilizes soft dollar credits provided by Bloomberg Tradebook. After considering the above information, the Trustees concluded that the proposed management fee and sub-advisory fee for each Fund represent reasonable compensation in light of the nature and quality of DIA’s and DCM’s respective services to the Funds, the fees paid by competitive mutual funds, and the profitability of DIA’s and DCM’s services to the Funds.

Economies of Scale. In determining the reasonableness of the management fee and sub-advisory fee for the Fund, the Trustees also considered the extent to which DIA and DCM will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund, length of its operations, and DIA’s and DCM’s levels of profitability in managing the Fund, it does not appear that DIA or DCM is realizing benefits from economies of scale in managing the Fund. Therefore, consideration of any breakpoints is premature at this time.

Conclusion. The Board unanimously approved the new Sub-Advisory Agreement subject to shareholder approval and authorized this proxy statement.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE DEAN EQUITY INCOME FUND VOTE “FOR” PROPOSAL 6.

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OTHER INFORMATION

Operation of the Funds

The Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Mid Cap Value Fund (the “Mid Cap Fund”) were organized as diversified series of Unified Series Trust (the “Trust”), an open-end investment company, on November 13, 2006. The Dean Equity Income Fund (the “Equity Income Fund”) was organized as a diversified series of the Trust on November 15, 2022. The Small Cap Fund, Mid Cap Fund, and Equity Income Fund are each referred to as a “Fund” and together, the “Funds.” The Trust is an Ohio business trust established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Equity Income Fund commenced operations on November 22, 2022.The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The Board supervises the business activities of each Fund. Like other mutual funds, the Funds retain various organizations to perform specialized services. Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Funds’ transfer agent, fund accountant, and administrator. Huntington National Bank, located at 41 South High Street, Columbus, Ohio 43215, is the custodian of each Fund’s investments. Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the principal underwriter for distribution of the Funds’ shares. Northern Lights Compliance Services, LLC, an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services. Dean Investment Associates, LLC, located at 3500 Pentagon Blvd., Beavercreek, Ohio 45431 serves as investment adviser to each Fund. DCM, located at 7400 West 130th Street, Suite 350, Overland Park, Kansas 66213, serves as investment sub-adviser to each Fund.

Voting Securities

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

Shares
Dean Small Cap Value Fund	13,152,104.855
Dean Mid Cap Value Fund	4,555,863.744
Dean Equity Income Fund	4,102,967.766

All shareholders of record of the Small Cap Fund on the Record Date are entitled to vote at the Shareholder Meeting on Proposal 1 and Proposal 4. All shareholders of record of the Mid Cap Fund on the Record Date are entitled to vote at the Shareholder Meeting on Proposal 2 and Proposal 4. All shareholders of record of the Equity Income Fund on the Record Date are entitled to vote at the Shareholder Meeting on Proposal 3 and Proposal 6. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held on any matter submitted to a vote at the Shareholder Meeting. The presence at the Shareholder Meeting of holders of a majority of the outstanding shares of the respective Fund entitled to vote at the Shareholder Meeting (via attendance or by proxy) constitutes a quorum for the respective Fund.

Security Ownership of Certain Beneficial Owners

As of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds:

Dean Small Cap Value Fund

Name and Address	Amount of Shares and Nature of Beneficial Ownership	Percentage of Fund
Firtan & Co. P.O. Box 1806 Manhattan, KS 66505	1,089,237.922 Record	8.28%
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LPL Financial 9785 Towne Center Dr. San Diego, CA 92121	1,426,382.426 Record	10.85%
Wells Fargo Clearing Services, LLC 2801 Market St. St. Louis, MO 63103	987,849.372 Record	7.51%
Charles Schwab and Co Inc. 101 Montgomery St. San Francisco, CA 94104	2,900,773.131 Record	22.06%

Dean Mid Cap Value Fund

Name and Address	Amount of Shares and Nature of Beneficial Ownership	Percentage of Fund
Charles Schwab and Co Inc. 101 Montgomery St. San Francisco, CA 94104	2,653,144.973 Record	58.24%

Dean Equity Income Fund

Name and Address	Amount of Shares and Nature of Beneficial Ownership	Percentage of Fund
Charles Schwab and Co Inc. 101 Montgomery St. San Francisco, CA 94104	2,253,180.608 Record	54.92%

Shareholders owning more than 25% of the shares of a Fund are considered to "control" that Fund, as that term is defined under the 1940 Act.

Security Ownership of Management

As of the Record Date the Trustees and officers, as a group, beneficially owned less than 1% of each Fund.

Voting and Proxy Procedures

The Board solicits proxies so that each shareholder can vote on the proposals to be considered at the Shareholder Meeting. A proxy for voting your shares at the Shareholder Meeting is enclosed. The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received on time and is properly executed. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card. The individuals named as proxies, in their discretion, may vote upon such other matters as may properly come before the Shareholder Meeting that the Trust did not have notice of a reasonable time prior to the mailing of the Proxy Statement. The Board is not aware of any other matters to come before the Shareholder Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Shareholder Meeting.

Approval of a Proposal requires the affirmative vote of the “majority of the outstanding voting securities” of the respective Fund at the Shareholder Meeting. The 1940 Act defines “majority of the outstanding voting securities” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Shareholder Meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a Fund, whichever is less. This means that a Proposal may be approved by less than a majority of the outstanding shares of the relevant Fund, provided a quorum is present at the Shareholder Meeting.

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Shares as to which a proxy card is returned by a shareholder, but which is marked “abstain” or “withhold” on the Proposal will be included in the Funds’ tabulation of the total number of votes present for purposes of determining a quorum and will be treated as votes against the Proposal. Under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers each Proposal to be voted upon at the Shareholder Meeting to be a non-routine matter that affects substantially a shareholder’s rights or privileges. Consequently, brokers holding shares of a Fund on behalf of clients may not vote absent instructions from the beneficial owners of the shares even if the broker has discretionary voting power, and absent instructions, these shares will not be counted as present for purposes of determining a quorum.

If (a) a quorum is not present at the Shareholder Meeting, or (b) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Shareholder Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Shareholder Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Shareholder Meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice unless a new record date of the adjourned meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned meeting, the Funds may transact any business which might have been transacted at the original meeting.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Shareholder Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Elisabeth Dahl, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Matters

The Board knows of no other matters to be presented at the Shareholder Meeting other than as set forth above. If any other matters properly come before the Shareholder Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Cost of Solicitation

The Board is making this solicitation of proxies. The proxy solicitor will mail the Proxy Statement, Notice of Special Meeting and all materials relating to the Shareholder Meeting to the Funds’ shareholders, and will solicit and tabulate votes of each Fund’s shareholders. The estimated fees related to this Proxy Statement are approximately $86,000 and those costs will be borne by the Adviser. The cost of preparing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Shareholder Meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and the Funds will

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reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Proxy Delivery

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 888-899-8343, or write the Trust at Dean Funds c/o Ultimus Fund Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on February 1, 2024.

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at www.OkapiVote.com/Dean2024.

BY ORDER OF THE BOARD OF TRUSTEES

Elisabeth Dahl, Secretary

Dated: December 20, 2023

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 1 (844) 343-2643.

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Appendix A

MANAGEMENT AGREEMENT

TO: Dean Investment Associates, LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio 45431

Dear Ladies and Gentlemen:

Unified Series Trust (the “Trust”) herewith confirms our agreement (this “Agreement”) with you effective [•].

The Trust has been organized to engage in the business of a registered open-end investment company. The Trust currently offers several series of shares to investors, one of which is the Dean Small Cap Value Fund (the “Fund”).

You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as set forth below.

1.       ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies as set forth in its then current Prospectus and Statement of Additional Information. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees for the Trust (the “Board”) may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and committees of the Board regarding the conduct of the business of the Fund. You also will be responsible for voting proxies with respect to securities held by the Fund and reporting the Fund’s proxy voting record to the Fund’s administrator in the form required by the Securities and Exchange Commission (“SEC”) or its staff on Form N-PX.

You may delegate any or all of the responsibilities, rights or duties described in this Agreement to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified by the Board including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”) by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund. Any such delegation shall not relieve you from any liability hereunder.

2.       ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Fund, including any sub-advisers retained pursuant to paragraph 1 above, who are officers, directors, equity owners or employees of your company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, equity owners or employees of your company will be paid by the Fund. You will pay all expenses incurred by the Trust in connection with the organization of the Fund and the costs of obtaining the initial registration of Fund shares with the SEC pursuant to a post-effective amendment to the Trust’s registration under the 1940 Act. You also will bear any expenses incurred in connection with voting proxies with respect to securities held in the Fund’s portfolio.

The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations; brokerage fees and commissions; fees and expenses of legal counsel to the Trust and legal counsel to the independent Trustees, fees and expenses of the Trust’s independent public accountants; expenses of registering Fund shares under federal and state securities laws; insurance expenses; taxes or governmental fees; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of the custodian, transfer agent, shareholder services agent, dividend disbursing agent, plan agent, administrator, accounting and pricing services agent and distributor of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the fees and expenses of officers and trustees of the Trust who are not affiliated with you (including, but not limited to, fees and expenses of the Chief Compliance Officer of the Trust,); the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; such extraordinary or non-recurring expenses as may arise, including any Legal Action (defined below) to which the Trust may be a party or to which it may otherwise be subject and indemnification for the Trust’s officers and Trustees with respect thereto; or any other expense not specifically described above incurred in the performance of the Fund’s obligations. All other expenses not assumed by you and incurred by the Fund in connection with its operations will be borne by the Fund. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

In the event that the Fund is subject to an examination, inquiry or administrative action by the SEC staff or other federal or state regulator or self-regulatory organization, or if the Fund becomes the subject of any complaint, lawsuit or subpoena by any regulator, shareholder of the Fund or other party (collectively, “Legal Action”), you agree that any expense or cost incurred as a result of the Legal Action (including settlement costs) and not paid by the Fund as required above shall be paid directly by you. Expenses may include, but are not limited to, legal expenses; out-of-pocket expenses and normal hourly fees of the Trust’s administrator, fund accountant, transfer agent, distributor, or auditor; standard fees related to meetings of the Board; out-of-pocket expenses and normal hourly fees of the Trust’s Chief Compliance Officer; and any other expenses incurred as reasonably necessary, as determined by the Board, in order to respond to or comply with any Legal Action. If not paid by the Fund as required above, you agree to pay or reimburse such expenses promptly upon receipt of an invoice outlining each expense. This provision shall not apply to the extent that such Legal Action is brought as a result of the negligence, willful misfeasance or fraud of another service provider to the Fund as determined by the Board in its reasonable discretion. This provision shall survive termination of this Agreement.

3.       COMPENSATION OF THE ADVISER

       For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 0.90% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

You agree that the Board may suspend the payment of the advisory fee set forth above if you fail to follow directions of the Board as communicated to you in writing on behalf of the Board by its agents or the Trust’s administrator, and that such suspension may continue until such time as you reasonably comply with such directions.

4.       EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you (and/or any sub-advisers retained pursuant to paragraph 1 above (collectively for this purpose referred to as “you”)) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for providing trade tickets on a timely basis to Huntington Asset Services, Inc., the Trust’s administrator, following the execution of trade orders. You agree to comply with the Trust’s Valuation Procedures, as adopted by the Board and amended from time to time, in determining the fair value of securities held in the Fund’s portfolio as required by the Valuation Procedures from time to time.

You will be responsible for the negotiation and the allocation of principal trades and portfolio brokerage. In the selection of brokers or dealers and placing of orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and the other accounts over which you exercise investment discretion to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and applicable SEC guidance. You are authorized to pay a broker or dealer who provides such eligible brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction; provided that you determine that the research or brokerage service meets the statutory definition, that the eligible product or service actually provides lawful and appropriate assistance in the performance of your investment decision-making responsibilities; and that the amount of commissions paid by the Fund is reasonable in light of the value of products or services received. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable.

You may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliate of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning shares of the Fund, you will act solely as investment adviser for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5.       LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.       DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date hereof, which date shall be on or after the date that shareholders of the Fund approve this Agreement, and shall remain in force for a period of two (2) years from such date, and from year to year thereafter, subject to annual approval by: (i) the Board; or (ii) a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act); provided that in either event continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

If the shareholders of the Fund fail to approve this Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of this Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

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       This Agreement may, on 60 days’ written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

7.       USE OF NAME

The Trust and you acknowledge that all rights to the name “Dean” belongs to you, and that the Trust is being granted a limited license to use such word in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Dean” shall automatically cease on the 90th day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon 90 days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “Dean” belongs in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

8.       AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Trustees” means and refers to the Trust’s trustees from time to time serving under the Trust’s Declaration of Trust as the same may be amended from time to time. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Declaration of Trust is on file with the Secretary of the State of Ohio.

10.       SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.       QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Ohio.

(b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

12.       NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and your address for this purpose shall be 3500 Pentagon Blvd., Beavercreek, OH 45431.

13.       COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.       BINDING EFFECT

Each of the undersigned expressly warrants and represents that he or she has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.       CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance below and return it to the Trust, whereupon this letter shall become a binding contract effective as of the date set forth above.

Approved by the Board on November 14, 2023, subject to shareholder approval.

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Approved by the shareholders of the Fund on [•].

Yours very truly,

UNIFIED SERIES TRUST

By:

Martin R. Dean

President

ACCEPTANCE

The foregoing Agreement is hereby accepted.

DEAN INVESTMENT ASSOCIATES, LLC

By:

Name: Debra E. Rindler

Title: CFO, CCO

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APPENDIX B

MANAGEMENT AGREEMENT

TO:             Dean Investment Associates, LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio 45431

Dear Ladies and Gentlemen:

Unified Series Trust (the “Trust”) herewith confirms our agreement (this “Agreement”) with you effective [•].

The Trust has been organized to engage in the business of a registered open-end investment company. The Trust currently offers several series of shares to investors, one of which is the Dean Mid Cap Value Fund (the “Fund”).

You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as set forth below.

1.       ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies as set forth in its then current Prospectus and Statement of Additional Information. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees for the Trust (the “Board”) may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and committees of the Board regarding the conduct of the business of the Fund. You also will be responsible for voting proxies with respect to securities held by the Fund and reporting the Fund’s proxy voting record to the Fund’s administrator in the form required by the Securities and Exchange Commission (“SEC”) or its staff on Form N-PX.

You may delegate any or all of the responsibilities, rights or duties described in this Agreement to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified by the Board including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”) by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund. Any such delegation shall not relieve you from any liability hereunder.

2.       ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Fund, including any sub-advisers retained pursuant to paragraph 1 above, who are officers, directors, equity owners or employees of your company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, equity owners or employees of your company will be paid by the Fund. You will pay all expenses incurred by the Trust in connection with the organization of the Fund and the costs of obtaining the initial registration of Fund shares with the SEC pursuant to a post-effective amendment to the Trust’s registration under the 1940 Act. You also will bear any expenses incurred in connection with voting proxies with respect to securities held in the Fund’s portfolio.

The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations; brokerage fees and commissions; fees and expenses of legal counsel to the Trust and legal counsel to the independent Trustees, fees and expenses of the Trust’s independent public accountants; expenses of registering Fund shares under federal and state securities laws; insurance expenses; taxes or governmental fees; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of the custodian, transfer agent, shareholder services agent, dividend disbursing agent, plan agent, administrator, accounting and pricing services agent and distributor of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the fees and expenses of officers and trustees of the Trust who are not affiliated with you (including, but not limited to, fees and expenses of the Chief Compliance Officer of the Trust,); the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; such extraordinary or non-recurring expenses as may arise, including any Legal Action (defined below) to which the Trust may be a party or to which it may otherwise be subject and indemnification for the Trust’s officers and Trustees with respect thereto; or any other expense not specifically described above incurred in the performance of the Fund’s obligations. All other expenses not assumed by you and incurred by the Fund in connection with its operations will be borne by the Fund. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

In the event that the Fund is subject to an examination, inquiry or administrative action by the SEC staff or other federal or state regulator or self-regulatory organization, or if the Fund becomes the subject of any complaint, lawsuit or subpoena by any regulator, shareholder of the Fund or other party (collectively, “Legal Action”), you agree that any expense or cost incurred as a result of the Legal Action (including settlement costs) and not paid by the Fund as required above shall be paid directly by you. Expenses may include, but are not limited to, legal expenses; out-of-pocket expenses and normal hourly fees of the Trust’s administrator, fund accountant, transfer agent, distributor, or auditor; standard fees related to meetings of the Board; out-of-pocket expenses and normal hourly fees of the Trust’s Chief Compliance Officer; and any other expenses incurred as reasonably necessary, as determined by the Board, in order to respond to or comply with any Legal Action. If not paid by the Fund as required above, you agree to pay or reimburse such expenses promptly upon receipt of an invoice outlining each expense. This provision shall not apply to the extent that such Legal Action is brought as a result of the negligence, willful misfeasance or fraud of another service provider to the Fund as determined by the Board in its reasonable discretion. This provision shall survive termination of this Agreement.

3.       COMPENSATION OF THE ADVISER

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For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 0.75% of the average value of its daily net assets, effective as of December 1, 2019.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

You agree that the Board may suspend the payment of the advisory fee set forth above if you fail to follow directions of the Board as communicated to you in writing on behalf of the Board by its agents or the Trust’s administrator, and that such suspension may continue until such time as you reasonably comply with such directions.

4.       EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you (and/or any sub-advisers retained pursuant to paragraph 1 above (collectively for this purpose referred to as “you”)) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for providing trade tickets on a timely basis to Huntington Asset Services, Inc., the Trust’s administrator, following the execution of trade orders. You agree to comply with the Trust’s Valuation Procedures, as adopted by the Board and amended from time to time, in determining the fair value of securities held in the Fund’s portfolio as required by the Valuation Procedures from time to time.

You will be responsible for the negotiation and the allocation of principal trades and portfolio brokerage. In the selection of brokers or dealers and placing of orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and the other accounts over which you exercise investment discretion to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and applicable SEC guidance. You are authorized to pay a broker or dealer who provides such eligible brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction; provided that you determine that the research or brokerage service meets the statutory definition, that the eligible product or service actually provides lawful and appropriate assistance in the performance of your investment decision-making responsibilities; and that the amount of commissions paid by the Fund is reasonable in light of the value of products or services received. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable.

You may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliate of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning shares of the Fund, you will act solely as investment adviser for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5.       LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.       DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date hereof, which date shall be on or after the date that shareholders of the Fund approve this Agreement and shall remain in force for a period of two (2) years from such date, and from year to year thereafter, subject to annual approval by: (i) the Board; or (ii) a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act); provided that in either event continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

If the shareholders of the Fund fail to approve this Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of this Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

42

       This Agreement may, on 60 days’ written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

7.       USE OF NAME

The Trust and you acknowledge that all rights to the name “Dean” belongs to you, and that the Trust is being granted a limited license to use such word in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Dean” shall automatically cease on the 90th day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon 90 days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “Dean” belongs in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

8.       AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Trustees” means and refers to the Trust’s trustees from time to time serving under the Trust’s Declaration of Trust as the same may be amended from time to time. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Declaration of Trust is on file with the Secretary of the State of Ohio.

10.       SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.       QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Ohio.

(b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

12.       NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and your address for this purpose shall be 3500 Pentagon Blvd., Beavercreek, OH 45431.

13.       COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.       BINDING EFFECT

Each of the undersigned expressly warrants and represents that he or she has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.       CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

43

       If you are in agreement with the foregoing, please sign the form of acceptance below and return it to the Trust, whereupon this letter shall become a binding contract effective as of the date set forth above.

Approved by the Board on November 14, 2023, subject to shareholder approval.

Approved by the shareholders of the Fund on [•].

Yours very truly,

UNIFIED SERIES TRUST

By:

Martin R. Dean

President

ACCEPTANCE

The foregoing Agreement is hereby accepted.

DEAN INVESTMENT ASSOCIATES, LLC

By:

Name:       Debra E. Rindler

Title:        CFO, CCO

44

APPENDIX C

MANAGEMENT AGREEMENT

TO: Dean Investment Associates, LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio 45431

Dear Ladies and Gentlemen:

Unified Series Trust (the “Trust”) herewith confirms our agreement (this “Agreement”) with you effective [•].

The Trust has been organized to engage in the business of a registered open-end investment company. The Trust currently offers several series of shares to investors, one of which is the Dean Equity Income Fund (the “Fund”).

You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as set forth below.

1.       ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies as set forth in its then current Prospectus and Statement of Additional Information. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees for the Trust (the “Board”) may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and committees of the Board regarding the conduct of the business of the Fund. You also will be responsible for voting proxies with respect to securities held by the Fund and reporting the Fund’s proxy voting record to the Fund’s administrator in the form required by the Securities and Exchange Commission (“SEC”) or its staff on Form N-PX.

You may delegate any or all of the responsibilities, rights or duties described in this Agreement to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified by the Board including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”) by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund. Any such delegation shall not relieve you from any liability hereunder.

2.       ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Fund, including any sub-advisers retained pursuant to paragraph 1 above, who are officers, directors, equity owners or employees of your company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, equity owners or employees of your company will be paid by the Fund. You will pay all expenses incurred by the Trust in connection with the organization of the Fund and the costs of obtaining the initial registration of Fund shares with the SEC pursuant to a post-effective amendment to the Trust’s registration under the 1940 Act. You also will bear any expenses incurred in connection with voting proxies with respect to securities held in the Fund’s portfolio.

The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations; brokerage fees and commissions; fees and expenses of legal counsel to the Trust and legal counsel to the independent Trustees, fees and expenses of the Trust’s independent public accountants; expenses of registering Fund shares under federal and state securities laws; insurance expenses; taxes or governmental fees; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of the custodian, transfer agent, shareholder services agent, dividend disbursing agent, plan agent, administrator, accounting and pricing services agent and distributor of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the fees and expenses of officers and trustees of the Trust who are not affiliated with you (including, but not limited to, fees and expenses of the Chief Compliance Officer of the Trust,); the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; such extraordinary or non-recurring expenses as may arise, including any Legal Action (defined below) to which the Trust may be a party or to which it may otherwise be subject and indemnification for the Trust’s officers and Trustees with respect thereto; or any other expense not specifically described above incurred in the performance of the Fund’s obligations. All other expenses not assumed by you and incurred by the Fund in connection with its operations will be borne by the Fund. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

In the event that the Fund is subject to an examination, inquiry or administrative action by the SEC staff or other federal or state regulator or self-regulatory organization, or if the Fund becomes the subject of any complaint, lawsuit or subpoena by any regulator, shareholder of the Fund or other party (collectively, “Legal Action”), you agree that any expense or cost incurred as a result of the Legal Action (including settlement costs) and not paid by the Fund as required above shall be paid directly by you. Expenses may include, but are not limited to, legal expenses; out-of-pocket expenses and normal hourly fees of the Trust’s administrator, fund accountant, transfer agent, distributor, or auditor; standard fees related to meetings of the Board; out-of-pocket expenses and normal hourly fees of the Trust’s Chief Compliance Officer; and any other expenses incurred as reasonably necessary, as determined by the Board, in order to respond to or comply with any Legal Action. If not paid by the Fund as required above, you agree to pay or reimburse such expenses promptly upon receipt of an invoice outlining each expense. This provision shall not apply to the extent that such Legal Action is brought as a result of the negligence, willful misfeasance or fraud of another service provider to the Fund as determined by the Board in its reasonable discretion. This provision shall survive termination of this Agreement.

3.       COMPENSATION OF THE ADVISER

45

For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 0.50% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

You agree that the Board may suspend the payment of the advisory fee set forth above if you fail to follow directions of the Board as communicated to you in writing on behalf of the Board by its agents or the Trust’s administrator, and that such suspension may continue until such time as you reasonably comply with such directions.

4.       EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you (and/or any sub-advisers retained pursuant to paragraph 1 above (collectively for this purpose referred to as “you”)) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for providing trade tickets on a timely basis to Huntington Asset Services, Inc., the Trust’s administrator, following the execution of trade orders. You agree to comply with the Trust’s Valuation Procedures, as adopted by the Board and amended from time to time, in determining the fair value of securities held in the Fund’s portfolio as required by the Valuation Procedures from time to time.

You will be responsible for the negotiation and the allocation of principal trades and portfolio brokerage. In the selection of brokers or dealers and placing of orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and the other accounts over which you exercise investment discretion to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and applicable SEC guidance. You are authorized to pay a broker or dealer who provides such eligible brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction; provided that you determine that the research or brokerage service meets the statutory definition, that the eligible product or service actually provides lawful and appropriate assistance in the performance of your investment decision-making responsibilities; and that the amount of commissions paid by the Fund is reasonable in light of the value of products or services received. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable.

You may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliate of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning shares of the Fund, you will act solely as investment adviser for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5.       LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.       DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date hereof, which date shall be on or after the date that the shareholders of the Fund approve the Agreement, and shall remain in force for a period of two (2) years from such date, and from year to year thereafter, subject to annual approval by: (i) the Board; or (ii) a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act); provided that in either event continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

If the shareholders of the Fund fail to approve this Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of this Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

46

       This Agreement may, on 60 days’ written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

7.       USE OF NAME

The Trust and you acknowledge that all rights to the name “Dean” belongs to you, and that the Trust is being granted a limited license to use such word in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Dean” shall automatically cease on the 90th day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon 90 days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “Dean” belongs in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

8.       AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Trustees” means and refers to the Trust’s trustees from time to time serving under the Trust’s Declaration of Trust as the same may be amended from time to time. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Declaration of Trust is on file with the Secretary of the State of Ohio.

10.       SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.       QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Ohio.

(b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

12.       NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and your address for this purpose shall be 3500 Pentagon Blvd., Beavercreek, OH 45431.

13.       COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.       BINDING EFFECT

Each of the undersigned expressly warrants and represents that he or she has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.       CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance below and return it to the Trust, whereupon this letter shall become a binding contract effective as of the date set forth above.

Approved by the Board on November 14, 2023, subject to shareholder approval.

47

Approved by the shareholders of the Fund on [•].

Yours very truly,

UNIFIED SERIES TRUST

By:

Martin R. Dean

President

ACCEPTANCE

The foregoing Agreement is hereby accepted.

DEAN INVESTMENT ASSOCIATES, LLC

By:

Name:       Debra E. Rindler

Title:       CFO, CCO

48

APPENDIX D

INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT (“AGREEMENT”) is made and entered into as of the [•] day of [•], 2024, by and among Dean Capital Management, LLC, a Kansas limited liability company located at 7450 West 130th Street, Suite 150, Overland Park, Kansas 66213 (the “Sub-Advisor”), and Dean Investment Associates, LLC, an Ohio limited liability company located at 3500 Pentagon Blvd., Suite 200, Beavercreek, OH 45431 (the “Advisor”).

WHEREAS, Unified Series Trust, an Ohio business trust with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, each series of the Trust specified in Schedule A hereto (each, a “Fund” and collectively, the “Funds”) has separate assets and liabilities; and

WHEREAS, on behalf of the Funds, the Trust has retained the Advisor to provide investment management services to each Fund pursuant to management agreements approved by the Board of Trustees of the Trust (the “Board”) and by shareholders of the respective Fund, each of which was effective as of [•] (each, a “Management Agreement” and collectively, the “Management Agreements”); and

WHEREAS, each Management Agreement allows the Advisor to delegate certain of its responsibilities under such Management Agreement to others; and

WHEREAS, the Advisor seeks to delegate certain of its responsibilities under the Management Agreements to the Sub-Advisor pursuant to this Agreement.

NOW, THEREFORE, WITNESSETH: That it is agreed among the parties hereto as follows:

1.	APPOINTMENT OF SUB-ADVISOR.

(a)	Acceptance. The Advisor hereby appoints the Sub-Advisor, and the Sub-Advisor hereby accepts the appointment, to act as investment adviser to each Fund on the terms herein set forth and for the compensation herein provided.

(b)	Independent Contractor. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

(c)	The Sub-Advisor’s Representations. The Sub-Advisor represents, warrants, and agrees that:

(i)          It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

(ii)        The Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Sub- Advisor will promptly notify the Advisor of the occurrence of any event that would disqualify the Sub-Advisor from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(iii)      The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Advisor and the Trust with a copy of such code of ethics prior to the effective date of this Agreement. On at least an annual basis, the Sub-Advisor will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Advisor that the Sub-Advisor and its access persons have complied with the Sub-Advisor’s code of ethics, and (ii) identifying any material violations of the code of ethics which have occurred with respect to each Fund. Upon reasonable notice from and the reasonable request of the Advisor, the Sub- Advisor shall permit the Advisor, its employees and its agent to examine the reports required to be made to the Trust or the Advisor by the Sub-Advisor pursuant to Rule 17j-1 and all other records related to the Sub-Advisor’s code of ethics that are relevant to the Funds and this Agreement.

The Sub-Advisor has adopted and implemented written compliance policies and procedures, as required by Rule 206(4)-7 under the Advisers Act as well as Rule 38a-1 under the 1940 Act to the extent applicable to the Sub-Advisor as investment adviser to an investment company, which policies and procedures are reasonably designed to prevent violations of federal securities laws by the Sub- Advisor, its employees, officers, and agents (the “Compliance Program”). The Sub-Advisor has provided or, prior to the effective date of this Agreement, will provide copies and/or records of such Compliance Program to the Advisor and to the chief compliance officer of the Trust. Upon reasonable notice from, and the reasonable request of, the Advisor or the Board (including, for these purposes, its agents), the Sub-Advisor shall provide the Advisor with additional access to the records relating to such Compliance Program as it relates to the Funds. The Sub- Advisor will also provide, at the reasonable request of the Advisor and/or the Board, periodic certifications, in a form reasonably acceptable to the Advisor or the Board, attesting to such matters relating to the Compliance Program or particular components thereof as may be reasonably requested by the Advisor or the Board. The Sub-Advisor represents, warrants and agrees that it will promptly notify the Advisor and the chief compliance officer of the Trust in the event of any material amendments to, or violations of, the Sub-Advisor's Compliance Program.

(d)	The Advisor’s Representations. The Advisor represents, warrants, and agrees that:

(i)           It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

(ii)        It has the authority pursuant to the Management Agreements to appoint the Sub-Advisor to perform the duties under the terms of this Agreement.

(iii)	It has received a copy of Part 2 of the Sub-Advisor’s Form ADV.

(iv)       The Advisor has provided the Sub-Advisor with the Funds’ most current combined prospectus and statement of additional information contained

49

in the Trust’s registration statement filed with the Securities and Exchange Commission (collectively, the “Prospectus”) and the Trust’s Code of Ethics and instructions, policies and directions of the Trustees pertaining to the Funds, as currently in effect. The Advisor shall promptly furnish to the Sub-Advisor copies of all material amendments or supplements to the foregoing documents.

(v)         The Advisor will provide timely information to the Sub-Advisor regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment by, such Fund.

(vi)       The Advisor will timely provide the Sub-Advisor with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Advisor to perform its responsibilities hereunder.

(e)	Plenary authority of the Board of Trustees. The Sub-Advisor and Advisor both acknowledge that each Fund is a mutual fund that operates as a series of the Trust under the authority of the Trust’s Board.

2.	PROVISION OF INVESTMENT ADVISORY SERVICES.

A.	Duties of the Sub-Advisor.

Within the framework of a Fund’s investment policies, investment objectives, and investment restrictions as set forth in the Funds’ combined Prospectus and Statement of Additional Information or as established by the Board from time to time (the “Investment Guidelines”), and subject to the supervision and review of the Advisor and the Board, the Sub-Advisor shall have the sole and exclusive responsibility for making all investment decisions for each Fund, including purchase, retention and disposition of securities, in accordance with the Investment Guidelines. The Advisor shall be responsible for providing, and/or shall cause the Trust to provide to, the Sub-Advisor with (i) the Trust’s Declaration of Trust and all amendments thereto or restatements thereof; (ii) the Trust’s By-Laws and amendments thereto, (iii) resolutions of the Board approving Advisor’s appointment of, and delegation of certain investment advisory duties to, the Sub- Advisor pursuant to this Agreement, (iv) current copies of the stated investment objective policies and restrictions of each Fund and (v) current copies of any guidelines as the Trustees or Advisor may establish. With respect to each Fund, the Sub-Advisor will, at its own expense:

(i)	advise the Advisor in connection with investment policy decisions to be made by the Sub-Advisor regarding the Fund and, upon request, furnish the Advisor with research, economic and statistical data in connection with such Fund’s investments and investment policies;

(ii)	submit such reports and information as the Advisor or the Fund may reasonably request to assist the Fund’s custodian (the “Custodian”), administrator or fund accounting agent, in its or their determination of the market value of securities held in the Fund;

(iii)	determine, as necessary, the fair value of securities held in the Fund’s portfolio, in each case in accordance with the Trust’s Fair Valuation Guidelines as adopted by the Board and amended from time to time;

(iv)	submit such information and/or supporting documentation as the Advisor may reasonably request in order to allow the Advisor to maintain appropriate records on the Sub-Advisor’s behalf as set forth below;

(v)	inform the Advisor and the Board of material changes in investment strategy or tactics or in key personnel as they relate to the management of the Fund;

(vi)	furnish to the Board such information as may reasonably be necessary in order for such Trustees to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 7 hereof;

(vii)	notify the Advisor and the Board of any material change in its ownership (including, but not limited to, any change in control of 5% or more of the voting equity interests of Sub-Advisor) within a reasonable time prior to such change; and

with respect to its activities under this Agreement, provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) thereunder, and Rule 38a-1 of the 1940 Act. Such assistance shall include, but not be limited to, (1) certifying periodically, upon the reasonable request of the Trust, that the Sub-Advisor is in compliance with the provisions of its Compliance Program, as well as all applicable “federal securities laws” as required by Rule 38a-1(e)(1) under the 1940 Act and Rule 206(4)-7 under the Advisers Act; (2) facilitating and cooperating with required third-party audits arranged by the Trust to evaluate the effectiveness of the Sub-Advisor’s compliance controls; and (3) providing the Trust’s chief compliance officer with direct access to the Sub-Advisor’s compliance personnel; (4) providing the Trust’s chief compliance officer with such periodic reports as may be reasonably requested; and (5) promptly providing special reports to the Trust’s chief compliance officer in the event of compliance problems or violations.

B.                 Duties of the Advisor. The Advisor will retain all other investment advisory duties not specifically assumed by the Sub-Advisor in writing. Until written notice has been provided to the Trust that the Sub-Advisor intends to undertake the responsibilities set forth below, the Advisor shall be responsible, with respect to each Fund, for the following investment advisory duties:

(i)	placing orders for purchases and sales of portfolio investments for the Fund;

(ii)	giving instructions to the Custodian concerning the delivery of securities and transfer of cash for the Fund;

(iii)	maintaining and preserving the records relating to each of the Advisor’s and the Sub-Advisor’s activities under this Agreement to the extent required by applicable law to be maintained and preserved by the Advisor and/or the Sub-Advisor; all records maintained by the Advisor with respect to a Fund pursuant to this paragraph (including, but not limited to, records maintained on behalf of the Sub-
50

Advisor) shall remain the property of the Trust and the Advisor shall promptly surrender to the Trust’s copies of any such records upon the Trust’s request; similarly, the Advisor agrees that all records maintained by the Advisor on behalf of the Sub-Advisor pursuant to this subsection shall remain the property of the Sub-Advisor, and shall be surrendered promptly upon request;

as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, providing the Custodian with copies of trade tickets for each transaction effected for the Fund, and provide copies to the Sub-Advisor upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

(iv)	as soon as practicable (with 5 business days as the guideline) following the end of each calendar month or calendar quarter, providing the administrator, fund accounting agent or other agent of the Trust with written statements showing all transactions effected for the Fund during the month or quarter (as applicable), a summary listing all investments held in the Fund as of the last day of the month or calendar quarter (as applicable), and such other information relating to the Fund as may be required to be provided by the Advisor under the Management Agreements; and

(v)	voting all proxies with respect to investments of the Fund in accordance with the Advisor’s proxy voting policy. Consistent with its duties under the Management Agreements, the Advisor shall (1) use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Portfolio; (2) provide the Board, as it may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act; (3) provide any certifications requested by the Board attesting to the accuracy and completeness of such proxy voting records. Upon reasonable request, the Advisor shall also provide the Sub-Advisor with all proxy voting records relating to the Fund, including but not limited to those required by Form N-PX.

3.	ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Advisor specifically agrees that each Fund shall be responsible for the payment of:

(a)	brokerage commissions for transactions in its portfolio investments and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

(b)	custodian fees and expenses;

(c)	all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(d)	interest payable on any Fund borrowings.

The Sub-Advisor specifically agrees that with respect to the operation of the Funds, the Sub-Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the performance of the Sub-Advisor’s duties under this Agreement, and (ii) the costs of any special Board meetings or shareholder meetings, including proxy solicitation and related expenses, convened to continue this Agreement due to a change in control of the Sub-Advisor. In addition, if the Sub-Advisor initiates a request for a change in a Fund’s investment strategies, restrictions or limitations that requires stockholder approval, Sub-Advisor will responsible for the costs of any special Board meetings or shareholder meetings, including any expenses of a required proxy solicitation. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Funds and the Advisor in the Management Agreements or any other agreement to which they are parties.

4.	SUB-ADVISORY FEES.

For all of the services rendered with respect to each Fund as herein provided, the Advisor shall pay to the Sub-Advisor a fee (for the payment of which the Fund shall have no obligation or liability) at the annual rate set forth in Schedule A attached hereto. Such fee shall be calculated quarterly and payable monthly, as soon as practicable prior to the last day of each calendar month. In the case of termination of this Agreement with respect to a Fund during any calendar quarter, the fee accrued to, but excluding, the date of termination shall be paid promptly following such termination.

5.	PORTFOLIO TRANSACTIONS.

In connection with the investment and reinvestment of a Fund’s assets, the Advisor has the authority to select the brokers or dealers that will execute purchase and sale transactions for such Fund as directed by the Sub-Advisor and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities. The Advisor and Sub-Advisor shall jointly maintain records adequate to demonstrate compliance with the requirements of this section. Subject to such policies as the Board may adopt with respect to the Funds and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Advisor and Sub-Advisor shall jointly have the right to select as executing brokers-dealers those brokers-dealers who furnish research and similar services to a Fund or to the Sub-Advisor, notwithstanding that such broker-dealer(s) may charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price. The Advisor and Sub-Advisor shall jointly determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Board.

The Advisor has the authority to direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of each Fund and to execute for each such Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Advisor and Sub-Advisor shall select as provided above. The Advisor may, using such of the securities and other property of a Fund as the Advisor deems necessary or desirable, direct the Custodian to deposit for such Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Advisor deems desirable or appropriate. The Advisor shall cause all securities and other property purchased or sold with respect a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. The Advisor shall notify the Custodian as soon as practicable

51

of the necessary information to enable the Custodian to effect such settlements. All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian.

The Advisor further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the account of a Fund,

(ii) to deliver securities and other property against payment for the account of a Fund, and

(iii) to transfer a Fund’s assets and funds to such brokerage accounts as the Advisor or Sub-Advisor may designate, all consistent with the powers, authorities and limitations set forth herein. The Advisor shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Advisor except as expressly provided herein.

6.	CONTACT WITH THE BOARD

The Sub-Advisor understands and agrees that: (a) information and documentation related to the due diligence performed by Advisor with respect to the Sub-Advisor will be provided to and available to the Board; and (b) the Board has the right to contact the Sub- Advisor directly to gather information as needed. When requested by the Board, the Sub- Advisor hereby agrees to appear before or make itself or its personnel (including, without limitation, the portfolio managers to the Funds) available to the Board.

7.	LIABILITY; STANDARD OF CARE.

The Sub-Advisor, its affiliates, agents, directors and employees, shall be indemnified by the Advisor against all liabilities, losses or claims (including reasonable expenses arising out of defending such liabilities, losses or claims):

(a)	arising from a Fund’s or the Advisor’s directions to the Sub-Advisor or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(b)	arising from the acts or omissions of the Advisor, the Custodian or a Fund, their respective affiliates, agents or employees;

except for any such liability or loss which is due to the negligence, misconduct, or bad faith of the Sub-Advisor, its affiliates, agents, directors and employees, or the Sub-Advisor’s breach of its duties and obligations under this Agreement. The Sub-Advisor shall also be without liability hereunder for any action taken or omitted by it in good faith and without negligence. In the absence of misconduct, bad faith, negligence or breach of its obligations or duties hereunder, the Sub-Advisor shall not be liable to the Trust, a Fund or its shareholders, or to the Advisor for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by such Fund. Notwithstanding the foregoing, U.S. federal and certain state securities laws impose liabilities under certain circumstances on persons who have acted in good faith and, therefore, nothing in this Agreement shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any of its shareholders, or the Advisor may have under any such U.S. federal or state securities laws.

The Sub-Advisor shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall comply with each Fund’s Investment Guidelines, as well as any compliance policies and procedures established by the Board with respect to the Funds; in connection with the performance of this Agreement, shall act at all times in the best interests of each Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.

The Sub-Advisor shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

8.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)             This Agreement shall go into effect with respect to a Fund as of the latter of (1) the date provided above, or (2) the date that it is approved by (A) the Board, including a majority of the Trustees of the Trust, who are not parties to this Agreement nor interested persons thereof (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (B) the vote of a majority of the outstanding voting securities of such Fund cast at a meeting called for the purpose of voting on this Agreement. This Agreement shall remain in effect for two years from the date of effectiveness, unless sooner terminated as hereinafter provided. Following the initial term, this Agreement shall continue in effect for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board, including a majority of the Independent Trustees, at an in-person meeting called for the purpose of voting on such approval, and, to the extent required by the 1940 Act, by the vote of a majority of the outstanding voting securities of a Fund. For purposes of this Agreement, the terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, by the Advisor, or by vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days’ written notice to the Sub-Advisor, and by the Sub-Advisor upon sixty (60) days’ written notice to the applicable Fund and the Advisor. In the event of a termination, the Sub-Advisor shall cooperate in the orderly transfer of the applicable Fund’s affairs and, at the request of the Board or the Advisor, transfer any and all books and records of the Fund maintained by the Sub-Advisor on behalf of such Fund;

(b)            This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act; and

(c)             This Agreement will also terminate with respect to any Fund in the event that the Management Agreement for such Fund is terminated.

9.	SERVICES NOT EXCLUSIVE.

The services of the Sub-Advisor to the Funds are not intended to be exclusive and the Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Advisor and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.

10.	AGGREGATION OF ORDERS.

52

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of securities for any or both Funds with those for other accounts managed by the Sub-Advisor or its affiliates. When a security proposed to be purchased or sold for a Fund is also to be purchased or sold for other accounts managed by the Sub-Advisor at the same time, the Sub-Advisor may aggregate such orders and shall allocate such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account being systematically preferred over any other account.

11.	NO BORROWING.

The Sub-Advisor agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use a Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to a Fund for a period of more than thirty (30) days shall constitute a borrowing.

12.	AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

Any amendment to this Agreement shall be approved by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the members of the Board, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, by the affirmative vote of a majority of the outstanding shares of a Fund.

13.	NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Advisor hereby agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary each Fund’s information (a) all records and other information relative to a Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm- Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities. The Advisor acknowledges and understands that all books and records of the Sub-Advisor are subject to inspection and copying by the SEC staff.

14.	ANTI-MONEY LAUNDERING COMPLIANCE.

The Sub-Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy, a current copy of which has been provided or made available to the Sub-Advisor. The Sub-Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Advisor, now and in the future. The Sub-Advisor further agrees to provide to the Trust and/or the Funds’ administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Advisor to governmental and/or regulatory or self- regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

15.	INDEPENDENT CONTRACTOR

16.	The Sub-Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so herein or in a separate writing, have no authority to act for or represent the Advisor, the Trust or the Funds in any way, or in any way be deemed an agent of the Advisor, the Trust or the Funds.
17.	NOTICES.

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISOR: Dean Investment Associates, LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, OH 45431 Attn: Debra E. Rindler

SUB-ADVISOR: Dean Capital Management, LLC

7450 West 130th St., Suite 150 Overland Park, KS 66213 Attn: Doug Leach

TRUST/FUNDS: Unified Series Trust

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246 Attn: President

18.	THIRD PARTY BENEFICIARY.

The Trust and the Funds are intended third party beneficiaries to this Agreement and shall be entitled to rely on the representations and undertakings of Sub-Advisor contained herein.

53

19.	GOVERNING LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

20.	SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

MISCELLANEOUS.

The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is made less restrictive by a rule, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule or order.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

DEAN INVESTMENT ASSO.CIATES, LLC

By:

Name: Debra E. Rindler

Title: CFO, CCO

DEAN CAPITAL MANAGEMENT, LLC

By:

Name: Douglas A. Leach

Title: Portfolio Manager, Member

SCHEDULE A

FEES

Name of Fund	Annual Fee Rate	Total Portfolio Assets
Dean Mid Cap Value Fund	0.40%	$0 and above
Dean Small Cap Value Fund	0.60%	$0 and above
Dean Equity Income Fund	0.15% 0.35%	$0 to $30,000,000 Above $30,000,000

The fees with respect to each Fund shall be calculated on the first business day of each calendar quarter, based on the Fund’s total portfolio assets on that day and the annual fee rate specified above. The fee shall be paid in three equal monthly installments over the calendar quarter.

Ultimus Fund Solutions, LLC, (“Ultimus”) the Funds’ administrator and fund accounting agent, shall make the determination of a Fund’s net asset value, which determination shall be made in the manner specified in the Funds’ current prospectus, and the Advisor shall pay to the Sub-Advisor (or shall direct Ultimus to pay to the Sub-Advisor on behalf of the Advisor), the fee specified above on the basis of such determination.

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PROXY                                                                                                 PROXY

UNIFIED SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 1, 2024

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

Dean Small Cap Value Fund

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints Elisabeth A. Dahl and Martin R. Dean, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on February 1, 2024 at 11:00 a.m., Eastern Time, at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” EACH NOMINEE SET FORTH ON THE REVERSE.

CONTROL #

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

_____________________________

Signature(s) (Title(s), if applicable)

__________________________________________

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: (844) 343-2643 to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/Dean2024and follow the simple on-screen instructions.

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on

February 1, 2024.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSALS

INSTRUCTIONS: TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

1.	To approve a new investment management agreement between the Trust, on behalf of the Dean Small Cap Value Fund, and Dean Investment Associates, LLC.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	To approve a new sub-advisory agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC for the Dean Small Cap Value Fund.

☐ FOR ☐ AGAINST ☐ ABSTAIN

To transact such other business as may properly come before the Meeting.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE UNIFIED SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 1, 2024

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/DEAN

PROXY                                                                                             PROXY

UNIFIED SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 1, 2024

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

Dean MID Cap Value Fund

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints Elisabeth A. Dahl and Martin R. Dean, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on February 1, 2024 at 11:00 a.m., Eastern Time, at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” EACH NOMINEE SET FORTH ON THE REVERSE.

CONTROL #

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

_____________________________

Signature(s) (Title(s), if applicable)

__________________________________________

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: (844) 343-2643 to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/Dean2024 and follow the simple on-screen instructions.

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on

February 1, 2024

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSALS

INSTRUCTIONS: TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

2.	To approve a new investment management agreement between the Trust, on behalf of the Dean Mid Cap Value Fund, and Dean Investment Associates, LLC.

☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	To approve a new sub-advisory agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC for the Dean Mid Cap Value Fund.

☐ FOR ☐ AGAINST ☐ ABSTAIN

To transact such other business as may properly come before the Meeting.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE UNIFIED SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 1, 2024

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/DEAN

PROXY                                                                                          PROXY

UNIFIED SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 1, 2024

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

Dean EQUITY INCOME Fund

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints Elisabeth A. Dahl and Martin R. Dean, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on February 1, 2024 at 11:00 a.m., Eastern Time, at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” EACH NOMINEE SET FORTH ON THE REVERSE.

CONTROL #

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

_____________________________

Signature(s) (Title(s), if applicable)

__________________________________________

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: (844) 343-2643 to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/Dean2024 and follow the simple on-screen instructions.

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on

February 1, 2024

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSALS

INSTRUCTIONS: TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

3.	To approve a new investment management agreement between the Trust, on behalf of the Dean Equity Income Fund, and Dean Investment Associates, LLC.

☐ FOR ☐ AGAINST ☐ ABSTAIN

6.	To approve a new sub-advisory agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC for the Dean Equity Income Fund.

☐ FOR ☐ AGAINST ☐ ABSTAIN

To transact such other business as may properly come before the Meeting.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE UNIFIED SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 1, 2024

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/DEAN